AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 2, 2005



                                                             File No. 033-13863
                                                             File No. 811-001090

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 28    /X/
                                       and
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 39      /X/

                              THE JAPAN FUND, INC.
               (Exact name of registrant as specified in charter)

                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (617) 295-2561

                                   Nora Jordan
                              Davis Polk & Wardell
                               45 Lexington Avenue
                            New York, New York 10017
                     (Name and Address of Agent for Service)

                                   Copies to:
                                   John Munch
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

    It is proposed that this filing become effective (check appropriate box)

          /x/ immediately upon filing pursuant to paragraph (b) / / on [date] pursuant to paragraph (b)
          / / 60 days after filing pursuant to paragraph (a)
          / / 75 days after filing pursuant to paragraph (a)
          / / on [date] pursuant to paragraph (a) of Rule 485

THE JAPAN FUND, INC.
Class S


PROSPECTUS


                                   May 1, 2005


                                 [LOGO OMITTED]

As with all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents


HOW THE FUND WORKS

4   The Fund's Main Investment
    Strategy


4   Principal Investment Risks


7   The Fund's Performance
    History


8   How Much Investors Pay


9   Other Policies and Risks


10  Who Manages and Oversees
    the Fund


13  Financial Highlights

HOW TO INVEST IN THE FUND

14  How to Buy and Redeem Shares


18  Policies You Should Know
    About


24  Understanding Distributions
    and Taxes

How the Fund Works

On the next few pages, you'll find information about the Fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the Fund or are already a shareholder, you will want to LOOK THIS INFORMATION OVER CAREFULLY. You will want to keep it on hand for reference as well.

The Japan Fund, Inc. is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal. Remember that mutual funds are INVESTMENTS, not bank deposits. They are not insured or guaranteed by the FDIC or any other government agency. Their SHARE PRICES will go up and down and you could lose money.

You can find The Japan Fund, Inc. prospectus on the Internet at WWW.THEJAPANFUND.COM.

                                                         ticker symbol   SJPNX

  The Japan Fund, Inc.



              THE FUND'S MAIN INVESTMENT STRATEGY

              The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its assets in securities of Japanese issuers and other investments that are tied economically to Japan. Fidelity Management & Research Company
              (FMR), the Fund's investment advisor, normally invests the Fund's assets primarily in common stocks.

              In buying and selling securities for the Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

              In addition to the principal investment strategies discussed above, the Fund may lend securities to broker-dealers or other institutions to earn income for the Fund.

              DESCRIPTION OF PRINCIPAL SECURITY TYPES

              Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

              PRINCIPAL INVESTMENT RISKS

              Many factors affect the Fund's performance. The Fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial devel

4 The Japan Fund, Inc.

              opments. The Fund's reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund's level of investment in the securities of that issuer. Because FMR concentrates the Fund's investments in Japan, the Fund's performance is expected to be closely tied to economic and political conditions within that country and to be more volatile than the performance of more geographically diversified funds. When you sell your shares of the Fund, they could be worth more or less than what you paid for them, which means that you could lose money.

              The following factors can significantly affect the Fund's performance:

              STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

              FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

              GEOGRAPHIC CONCENTRATION. Political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries.

              JAPAN. The Japanese economy is currently in a recession. The economy is characterized by government intervention and protectionism, an unstable financial services sector, and relatively high unemployment. Economic growth is dependent on international trade, government support of the financial services sector and other troubled sectors, and consistent government policy. The United

                                                          The Japan Fund, Inc. 5

              States is Japan's largest single trading partner, but close to half of Japan's trade is conducted with developing nations, almost all of which are in Southeast Asia. A small number of industries, including electronic machinery, represent a large portion of the Japanese market. The electronic machinery industry can be significantly affected by the strength of the world's major economics and by capital expenditures of business in this sector.

              ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of a security's or an instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

              In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective.


              SMALL CAP INVESTING. The value of smaller, less well-known issuers can perform differently from the market as a whole and other types of stock, can be less liquid, and can be more volatile than that of larger issuers.


              SECURITIES LENDING. The Fund may lend securities with a value up to 331/3% of its assets to financial institutions that provide cash as collateral. Securities lending involves the risk of failure by the borrower to return the securities involved in such transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or otherwise, the Fund could experience delays and costs in garnering access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

              OTHER INVESTMENT STRATEGIES

              FMR may use various techniques, such as buying and selling futures contracts and exchange-traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values.

              If FMR's strategies do not work as intended, the Fund may not achieve its objective.

6 The Japan Fund, Inc.

THE FUND'S PERFORMANCE HISTORY


While the Fund's past performance (before and after taxes) is not necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the Fund's shares have varied from year to year, which may give some idea of risk. Prior to October 7, 2002, the Fund was advised by a different investment advisor and operated under certain different investment strategies. Accordingly, the Fund's historical performance may not represent its current investment strategies. The table shows the risks of investing in the Fund by showing how Fund performance compares with a broad-based market index (which, unlike the Fund, does not have any fees, taxes or expenses). The performance of both the Fund and the index vary over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Japan Fund, Inc.

  ANNUAL TOTAL RETURNS (%) as of December 31 each year

  [BAR CHART OMITTED, PLOT POINTS FOLLOWS]

  1995          -9.07
  1996         -10.92
  1997         -14.40
  1998          24.34
  1999         119.88
  2000         -27.28
  2001         -33.57
  2002          -8.45
  2003          58.10
  2004         11.95%

FOR THE PERIODS INCLUDED IN THE BAR CHART:


BEST QUARTER: 30.23%, 09/30/03      WORST QUARTER: -19.86%, 09/30/01


                                                          The Japan Fund, Inc. 7

 AVERAGE ANNUAL TOTAL RETURNS (%) as of December 31, 2004


                                             1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
  Return before Taxes                        11.95         -4.80          4.02
--------------------------------------------------------------------------------
  Return after Taxes on Distributions        11.94         -5.96          2.73
--------------------------------------------------------------------------------
  Return after Taxes on Distributions
  and Sale of Fund Shares                     7.83         -4.60          2.78
--------------------------------------------------------------------------------
 INDEX (reflects no deductions for fees,
expenses or taxes)                           16.18         -6.94         -2.52
--------------------------------------------------------------------------------


INDEX: The Tokyo Stock Exchange Stock Price Index (TOPIX) is an unmanaged capitalization-weighted index (adjusted in U.S. dollars) of the largest and better established stocks traded on the Tokyo Stock Exchange. Index returns assume dividends are reinvested net of withholding tax. Investors cannot invest directly in an index.



HOW MUCH INVESTORS PAY
The Fund's shares have no sales charge or other shareholder fees other than a short-term redemption fee. The Fund does have annual operating expenses, and as a shareholder of the Fund, you pay them indirectly.


FEE TABLE
--------------------------------------------------------------------------------
 SHAREHOLDER FEES, paid directly from your investment
--------------------------------------------------------------------------------
 Redemption Fee, on shares owned less
 than six months (% of amount redeemed)      2.00%
--------------------------------------------------------------------------------
 ANNUAL OPERATING EXPENSES, deducted from Fund assets
--------------------------------------------------------------------------------
 Management Fee                              0.77%(1)
--------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fees            None
--------------------------------------------------------------------------------
 Other Expenses                              0.72%(2)
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES             1.49%
--------------------------------------------------------------------------------
(1) INCLUDES AN ADVISORY FEE OF 0.57% PAYABLE TO FMR, AN ADMINISTRATION FEE OF 0.15% PAYABLE TO SEI INVESTMENTS AND ADDITIONAL EXPENSES OF APPROXIMATELY 0.05% PAYABLE BY THE FUND FOR OTHER MANAGEMENT FUNCTIONS, INCLUDING THE OFFICE OF THE PRESIDENT OF THE FUND.

(2) OTHER EXPENSES ARE EXPECTED TO BE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE DISTRIBUTOR IS VOLUNTARILY WAIVING A PORTION OF ITS FEES. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF ITS WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE 1.39%.

Based on the costs above, this example helps you compare the Fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

 EXAMPLE                    1 YEAR       3 YEARS          5 YEARS       10 YEARS

 Class S shares              $152           $471            $813        $1,779
--------------------------------------------------------------------------------


8 The Japan Fund, Inc.

OTHER POLICIES AND RISKS

              SHAREHOLDER APPROVAL
              The following policy is subject to change only upon shareholder approval.

              THE JAPAN FUND, INC. seeks long-term capital appreciation.

              SHAREHOLDER NOTICE
              The following policy is subject to change only upon 60 days' prior notice to shareholders:

              THE JAPAN FUND, INC. normally invests at least 80% of its assets in securities of Japanese issuers, and other investments that are tied economically to Japan.


              COUNTRY OR GEOGRAPHIC REGION
              FMR considers a number of factors to determine whether an investment is economically tied to Japan including: the source of government guarantees (if any); the primary trading market; the issuer's domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of Japan; and whether the investment is exposed to the economic fortunes and risks of Japan.


              FOR MORE INFORMATION
              This prospectus does not tell you about every policy or risk of investing in the Fund.

              If you want more information on the Fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

              Keep in mind that there is no assurance that any mutual fund will achieve its goal.


                                                      Other Policies and Risks 9

              INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
              The Fund discloses its calendar quarter-end portfolio holdings on its public website, www.thejapanfund.com, 45 to 60 days after calendar quarter-end. The Fund also discloses its top ten holdings 15 days or more after calendar quarter-end. A description of the Fund's policies and procedures for disclosing its holdings is available in the Statement of Additional Information.

WHO MANAGES AND OVERSEES THE FUND

              THE INVESTMENT ADVISOR
              Fidelity Management & Research Company (FMR) acts as the investment advisor for the Fund pursuant to an investment advisory agreement that was approved by the Fund's shareholders on August 27, 2002 and became effective on October 7, 2002. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109. The Fund's previous investment advisor was Deutsche Investment Management Americas Inc.

              Under the supervision of the Board of Directors, FMR is responsible for choosing the Fund's investments. As of March 31, 2005, FMR and its affiliate, FMR Co., Inc. (FMRC), had approximately $639.2 billion in discretionary assets under management.

              The advisor receives an advisory fee from the Fund. For the most recent fiscal year end, the actual amount the Fund paid in total management fees to the advisor was 0.57% of its average daily net assets.

              THE SUB-ADVISORS
              FMR has entered into sub-advisory agreements that were approved by the Fund's shareholders on August 27, 2002 and became effective October 7, 2002. The following FMR affiliates assist FMR with investments:

                 [] Fidelity Investments Japan Limited (FIJ), in Tokyo, Japan,
                    serves as a sub-advisor for the Fund. As of September 28, 2004, FIJ had approximately $42.1 billion in discretionary assets under management. Currently, FIJ is primarily responsible for choosing investments for the Fund. FIJ may also provide investment advisory and order execution services for the Fund from time to time.

                 [] Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in
                    London, England, serves as a sub-advisor for the Fund. FMR

10 Who Manages and Oversees the Fund

                 U.K. was organized in 1986 to provide investment research and advice to FMR. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the Fund.

                 [] Fidelity Management & Research (Far East) Inc. (FMR Far
                    East) serves as a sub-advisor for the Fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. FMR Far East may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the Fund.


                 [] Fidelity International Investment Advisors (FIIA), in
                    Pembroke, Bermuda, serves as a sub-advisor for the Fund. As of September 28, 2004, FIIA had approximately $17.9 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the Fund.

                 [] Fidelity International Investment Advisors (U.K.) Limited
                    (FIIA(U.K.)L), in London, England, serves as a sub-advisor for the Fund. As of September 28, 2004, FIIA(U.K.)L had approximately $10.7 billion in discretionary assets under management. FIIA(U.K.)L) may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the Fund.

                 [] FMR Co., Inc. (FMRC) serves as a sub-advisor for the Fund.
                    FMRC may provide investment advisory services for the Fund.

              FMR compensates FMRC, FMR U.K., FMR Far East and FIIA, out of the advisory fee it receives from the Fund. FIIA in turn pays FIIA(U.K.)L). FIIA or FMR Far East in turn pays FIJ for providing sub-advisory services.

              Jay Talbot is the portfolio manager of the Fund, which he has managed since October 2002 and is responsible for the day-to-day management of the Fund. Since joining Fidelity in 1993, Mr. Talbot has worked as a senior equity analyst and portfolio manager.

              The Fund's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Fund shares.

              From time to time, a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in


                                            Who Manages and Oversees the Fund 11
              the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund or any Fidelity fund.

              THE ADMINISTRATOR
              SEI Investments Global Funds Services ("SEI Investments") acts as the administrator for the Fund pursuant to an administration agreement that was approved by the Fund's shareholders on August 27, 2002 and became effective on October 7, 2002. The address of SEI Investments and its affiliates, unless otherwise indicated, is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

              THE PRESIDENT
              In addition to an advisor and administrator, the Fund has a President, appointed by the Board of Directors, to oversee the management, administration and distribution of the Fund. The office of the President is located at 225 Franklin Street, 26th Floor, Boston, Massachusetts 02110. For more information on the Fund's current President, please request a free copy of the Statement of Additional Information as explained on the back cover of this prospectus.


12 Who Manages and Oversees the Fund

FINANCIAL HIGHLIGHTS


This table is designed to help you understand the Fund's financial performance for the past five years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information for each of the five years in the period ended December 31, 2004 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The Japan Fund, Inc.

YEARS ENDED DECEMBER 31,                2004     2003     2002     2001      2000
------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR      $9.54    $6.07     $6.63   $ 9.98    $16.41
------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

  Net investment income (loss)a         (0.06)   (0.06)    (0.06)   (0.05)    (0.05)
------------------------------------------------------------------------------------------------

  Net realized and unrealized gain (loss)
  on investment and foreign
  currency transactions                  1.19     3.57     (0.51)   (3.31)    (3.97)
------------------------------------------------------------------------------------------------

  TOTAL INCOME (LOSS) FROM INVESTMENT
   OPERATIONS                            1.13     3.51     (0.57)   (3.36)    (4.02)
------------------------------------------------------------------------------------------------


LESS DIVIDENDS AND DISTRIBUTIONS FROM:

  Net investment income                 (0.02)   (0.06)    --       --        (0.58)
------------------------------------------------------------------------------------------------

  Net realized gains on investment
  transactions                          --       --        --       --        (1.83)
------------------------------------------------------------------------------------------------

  TOTAL DIVIDENDS AND DISTRIBUTIONS     (0.02)   (0.06)    --       --        (2.41)
------------------------------------------------------------------------------------------------

Redemption fees                          0.01     0.02      0.01     0.01     --
------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF YEAR           $10.66    $9.54     $6.07   $ 6.63    $ 9.98
------------------------------------------------------------------------------------------------
Total return (%)b                       11.95    58.10     (8.45)  (33.57)   (27.28)
------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------

Net assets, end of period ($ millions) 445      400       249      323       558
------------------------------------------------------------------------------------------------

Ratio of expenses before expense
reductions (%)                           1.49     1.66      1.58     1.33      1.08

Ratio of expenses after expense
reductions(%)                            1.39     1.56      1.57     1.33      1.08

Ratio of net investment (loss) (%)      (0.62)   (0.82)    (0.90)   (0.65)    (0.40)

Portfolio turnover rate (%)                70       80       113       70        74


(A) BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
(B) EFFECTIVE MARCH 16, 2001, SHAREHOLDERS REDEEMING SHARES HELD LESS THAN SIX MONTHS WILL HAVE A LOWER TOTAL RETURN DUE TO THE EFFECT OF THE 2% REDEMPTION FEE.

                                                         Financial Highlights 13

HOW TO INVEST IN THE FUND
              The following sections tell you how to invest in the Fund and what to expect as a shareholder.

              HOW TO BUY AND REDEEM SHAREs
              Buying Shares: Use these instructions to invest directly. If you need assistance, you can call 1-800-53-JAPAN (1-800-535-2726).

              INITIAL INVESTMENT ONLINE
              You may purchase shares of the Fund by logging on to our website at www.thejapanfund.com. Simply go to the Individual Investor section and click on HOW TO INVEST WITH US. Next click on OPEN A NEW ACCOUNT and you will be guided through the account opening process.


              INITIAL INVESTMENT BY WIRE
              You may purchase shares of the Fund by wiring immediately available federal funds (subject to a minimum initial investment of $2,500 for regular accounts and $1,000 for IRAs) to Deutsche Bank from your bank (see instructions below). Your bank may charge a fee for doing so.

              If money is to be wired, you must call Forum Shareholder Services (the "Transfer Agent") at 1-800-53-JAPAN (1-800-535-2726), option
              3, to set up your account and obtain an account number. You should be prepared at that time to provide the information on the Account Application. Then you should provide your bank with the following information for purposes of wiring your investment:

              Citibank NA
              New York, NY
              ABA# 021000089
              For Credit To:
              Forum Shareholder Services
              Account# 30576692
              The Japan Fund, Inc.
              (Shareholder Name)
              (Shareholder Account#)


              You are required to fax and mail the original signed application to the Transfer Agent at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund and the custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase accepted by the Fund.

14 How to Invest in the Fund

              Shareholders will receive the next determined net asset value per share after receipt of such wire and the acceptance of the purchase by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge you for this service is reserved by the Fund.


              INITIAL INVESTMENTS BY MAIL
              An account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check (subject to the minimum investment of $2,500 for regular accounts and $1,000 for IRAs), payable to The Japan Fund, Inc. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check).


              Regular Mail:
              The Japan Fund, Inc.
              c/o Forum Shareholder Services LLC
              P.O. Box 446
              Portland, ME 04112

              Express, registered or certified mail:

              The Japan Fund, Inc.
              c/o Forum Shareholder Services LLC
              Two Portland Square
              Portland, ME 04101

              Payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Fund's custodian bank by a Federal Reserve Bank) before acceptance by the Fund's distributor.

              ADDITIONAL INVESTMENTS
              Additional investments may be made at any time (subject to a minimum subsequent investment of $50 for regular accounts, IRA accounts and systematic investment plans) by either mailing a check to the Fund at the address noted under "Initial Investments by Mail" (payable to The Japan Fund, Inc.), by wiring monies to the clearing bank as outlined above, on the Internet, by a systematic investment plan, or by telephone with payment by Automated Clearing House ("ACH"), which electronically transfers your funds from your designated bank account. In order to purchase shares by telephone and make payment by ACH or by a systematic investment plan, you must complete the appropriate sections of the application and include a voided check.

                                                    How to Invest in the Fund 15

              HOW TO REDEEM SHARES
              Redeeming Shares: Use these instructions to redeem shares. If you need assistance, you can call 1-800-53-JAPAN (1-800-535-2726).

              Shares of the Fund may be redeemed by mail, or, if authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

              BY MAIL
              The Fund will redeem its shares at the net asset value per share next determined after the request is received in "good order." The net asset value per share of the Fund is determined as of 4:00 p.m., Eastern Time, on each day that the New York Stock Exchange
              (NYSE), the Fund and the distributor are open for business. Requests should be addressed to The Japan Fund, Inc., c/o Forum Shareholder Services LLC, P.O. Box 446, Portland, ME 04112.

              Requests in "good order" must include the following documentation:

                 (a) a letter of instruction, specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

                 (b) any required signature guarantees (see "Signature Guarantees" below); and

                 (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


              Any existing share certificates representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signature(s) guaranteed.

              SIGNATURE GUARANTEES
              To protect you and the Fund against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. The Transfer Agent will need written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

                 []   Written requests to redeem $100,000 or more

                 []   Changes to a shareholder's record name

                 [] Redemption from an account for which the address or account registration has changed within the last 30 days

                 [] Sending redemption and distribution proceeds to any person, address, brokerage firm or bank account not on record

16 How to Invest in the Fund

                 [] Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from yours

                 [] Adding or changing: ACH or wire instructions; telephone redemption or exchange options; or any other election in connection with your account

              The Transfer Agent reserves the right to require a signature guarantee(s) on all redemptions.

              OTHER REDEMPTION OPTIONS
              Call the Fund at 1-800-53-JAPAN (1-800-535-2726) for instructions on how to redeem by telephone, wire or by ACH. In addition, you can visit the website at www.thejapanfund.com and follow the instructions for making on-line redemptions.

              FURTHER REDEMPTION INFORMATION
              Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.


              Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Fund may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission (the "SEC").


              If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

              REDEMPTION FEE
              Short-term or excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund charges a redemption fee of 2.00% on redemptions of shares that have been held less than six months. The fee will be deducted from your sale proceeds and cannot be paid separately. The fee does not apply to shares that were acquired through reinvestment of dividends or distributions. The fee will be

                                                    How to Invest in the Fund 17
              credited to the assets of the Fund, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. From time to time, the Fund may waive or modify the redemption fee for certain categories of investors.

              POLICIES YOU SHOULD KNOW ABOUT
              Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

              If you are investing through a securities broker-dealer, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a securities broker-dealer may charge its own fees.


              LOST ACCOUNTS: The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the Transfer Agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the Transfer Agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to the shareholders of their representatives for compliance with those laws in good faith.


              POLICIES ABOUT TRANSACTIONS
              THE FUND IS OPEN FOR BUSINESS each day the NYSE is open. The Fund calculates its share price every business day, as of the close of regular trading on the NYSE (typically 4:00 p.m., Eastern Time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

              YOU CAN PLACE AN ORDER TO BUY OR SELL SHARES AT ANY TIME DURING THE FUND'S NORMAL BUSINESS HOURS. Once your order is received and we have determined that it is complete, it will be processed at the next share price calculated.

              Because orders placed through broker-dealers must be forwarded to the Transfer Agent before they can be processed, you'll need to allow

18 How to Invest in the Fund
              extra time. A representative of your broker-dealer should be able to tell you when your order will be processed.

              QUESTIONS? You can speak to an Investor Services Representative between 8:30 a.m. and 8:00 p.m., Eastern Time on any Fund business day by calling 1-800-53-JAPAN (1-800-535-2726).

              Automated phone information is available 24 hours a day.

              In addition, the Fund's website can be a valuable resource for shareholders with Internet access. To get up-to-date account information, review balances or open an account, go to WWW.THEJAPANFUND.COM.

              SINCE MANY TRANSACTIONS MAY BE INITIATED BY TELEPHONE OR ELECTRONICALLY, it is important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

              WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we do not currently charge a fee to send or receive wires, it is possible that your bank may do so. Wire transactions are completed within 24 hours. The Fund can only send wires of $1,000 or more and accept wires of $50 or more.

              THE FUND MAY REJECT OR LIMIT ANY PURCHASE ORDERS, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales.


              FREQUENT PURCHASES AND REDEMPTION OF SHARES
              Short-term or excessive trading or time zone arbitrage into and out of the Fund (sometimes known as "market timing"), particularly involving large amounts, may present risks to the Fund and its long-term shareholders. Short-term or excessive trading or time zone arbitrage may dilute the value of Fund shares held by long-term shareholders, trigger gains taxable to the Fund shareholders, increase brokerage and administrative costs and interfere with the efficient management of the Fund's portfolio. In addition, short-term or excessive trading or time zone arbitrage may cause the Fund to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption requests.

              Accordingly, the Fund has certain procedures, described in this prospectus and approved by the Board of Directors, designed to deter short-

                                                    How to Invest in the Fund 19
              term or excessive trading or time zone arbitrage. In addition, the Fund's transfer agent reviews redemptions daily looking for activity indicating that a shareholder is attempting to time the market. The Fund's procedures include:

                 o imposing a 2% redemption fee on the redemption of shares held for less than six months (subject to certain exceptions disclosed below under "Redemption Fees");

                 o reserving the right to reject, cancel (within one day of receipt) or limit purchase orders, when there appears to be a pattern of short-term or excessive trading or time zone arbitrage; and

                 o utilizing fair valuation practices adopted by the Board of Directors that are intended to protect the Fund from "time zone arbitrage" with respect to its Japanese securities holdings (see below "How the Fund Calculates Share Price").

              There are no assurances these procedures will be effective in limiting short-term and excessive trading or time zone arbitrage. For example, the transfer agent may not be able to effectively monitor, detect or limit short-term or excessive trading or time zone arbitrage by underlying shareholders that hold shares through omnibus accounts maintained by broker-dealers or other financial intermediaries.

              These procedures are uniformly applied, except as noted below under "Redemption Fee." The Fund's procedures may be modified or terminated at any time.

              REDEMPTION FEE

              Fund held for less than six months are redeemable at a price equal to 98% of the then current net asset value per share. The 2% fee directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. It is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Advisor or its subsidiaries, and does not benefit the Advisor in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time. The redemption fee will not be applied to (a) a redemption of shares of the Fund outstanding for six months or more, (b) shares purchased through certain retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans, (c) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by the Fund), (d) a redemption of shares due to the death of the registered shareholder of a Fund account, or, due to the death of all registered shareholders of a Fund account with more than one registered shareholder, (i.e., joint tenant account), upon receipt by the Transfer Agent of appropriate written instructions and documentation satisfactory to the Transfer Agent, (e) a redemption of shares by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information, and (f) shares purchased by accounts opened pursuant to certain types of "WRAP" fee investment programs. However, if shares are purchased for a retirement plan account through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.) In addition, this waiver does not apply to IRA and SEP-IRA accounts. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held six months or more; and third, purchased shares held for less than six months. Finally, if a redeeming shareholder acquires Fund shares through a transfer from another shareholder, applicability of the fee, if any, will be determined by reference to the date the shares were originally purchased, and not from the date of transfer between shareholders. The Fund reserves the right to modify the terms of or to eliminate any of these exceptions to the redemption fee at any time.


20 How to Invest in the Fund

              HOW THE FUND CALCULATES SHARE PRICE
              The share price at which you buy shares is the net asset value per share, or NAV. To calculate NAV, the Fund uses the following equation:

                        TOTAL ASSETS - TOTAL LIABILITIES
                        --------------------------------------          =  NAV
                        TOTAL NUMBER OF SHARES OUTSTANDING

              The price at which you sell shares of the Fund is also the Fund's NAV, minus a 2.00% redemption fee on shares owned less than six months, if applicable.

              THE FUND TYPICALLY USES MARKET PRICES TO VALUE SECURITIES. However, when a market price isn't available, or when there is reason to believe it does not represent market realities, we will use fair value methods approved by the Board of Directors. In such a case, the Fund's value for a security is likely to be different from quoted market prices.


                                                    How to Invest in the Fund 21

              If market quotations, official closing prices, or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Directors believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the Fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. A security's valuation may differ depending on the method used for determining value. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.

              BECAUSE THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN THE JAPANESE MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell Fund shares. This is because the Japanese markets are open on days or at times when the Fund does not price its shares.

              OTHER RIGHTS WE RESERVE
              You should be aware that we may do any of the following:

                 [] withhold 28% (in 2005) and XX% (in 2006) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer identification number or certification that you are exempt from backup withholding.

                 [] close your account and send you the proceeds if your balance falls below $2,500 or $250 for retirement accounts; charge you $10 a year if your account balance falls below $2,500; in either case, we will give you 60 days' notice so you can either increase your balance or close your account (these policies do not apply to any case where a fall in share price created the low balance).


22 How to Invest in the Fund

                 [] reject a new account application if you don't provide a correct social security or taxpayer identification number; if the account has already been opened, we may give you 30 days' notice to provide the correct number.

                 [] pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the Fund's net assets, whichever is less.

                 [] change, add or withdraw various services, fees and account policies.

              FOREIGN INVESTORS
              The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

              CUSTOMER IDENTIFICATION AND VERIFICATION
              To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

              What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

              The Fund is required by law to reject your new account application if the required identifying information is not provided.

              In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity, and the Fund shall have no obligation with respect to the terms of any such document.

              Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

                                                    How to Invest in the Fund 23

              Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next determined after receipt of your application in proper form.


              However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

              ANTI-MONEY LAUNDERING PROGRAM
              Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

UNDERSTANDING DISTRIBUTIONS AND TAXES
              In order to qualify as a "regulated investment company" and avoid federal corporate income tax, a mutual fund must distribute to its shareholders virtually all of its net earnings. The Fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (The Fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) The Fund may not always pay a distribution for a given period.

24 How to Invest in the Fund

              Japanese source dividends and interest that are paid to the Fund will generally be subject to a withholding tax at a maximum rate of 10% on the total amount paid, subject to certain exceptions. The amounts withheld are generally taxable to you as a shareholder even though you don't receive them. However, you may be able to claim a tax credit or a deduction for your portion of any foreign taxes withheld.


              THE FUND INTENDS TO PAY DIVIDENDS AND DISTRIBUTIONS TO ITS SHAREHOLDERS in December, and if necessary may do so at other times as well.

              YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in Fund shares (at
              NAV), all deposited directly to your bank account or all sent to you by check. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. If you choose to reinvest your dividends and distributions within a taxable account, you will be treated for U.S. federal income tax purposes as if you had received such dividends and distributions and purchased additional shares.


              BUYING AND SELLING FUND SHARES WILL USUALLY HAVE TAX CONSEQUENCES FOR YOU (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether this capital gain is long-term or short-term depends on how long you owned the shares.


              Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

              The TAX STATUS of the Fund earnings you receive, and your own Fund transactions, generally depends on their type:

              Generally taxed at ordinary income rates

                [] short-term capital gains from selling Fund shares

                [] taxable income distributions you receive from the Fund
                   (other than distributions of "qualified dividend income")

                [] short-term capital gains distributions you receive from the
                   Fund

              Generally taxed at capital gains rates

                [] long-term capital gains from selling Fund shares

                [] long-term capital gains distributions you receive from
                   the Fund

                [] distributions of "qualified didvidend income" you receive from the Fund

                                                    How to Invest in the Fund 25

              You may be able to claim a tax credit or deduction for your share of any foreign taxes the Fund pays.

              THE FUND WILL SEND YOU DETAILED TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

              IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you will be getting some of your investment back as a taxable dividend. You can avoid this result by investing after the Fund declares a dividend. Investors that are tax-advantaged retirement accounts do not need to worry about this.

26 How to Invest in the Fund

                     [This Page Is Intentionally Left Blank]

TO GET MORE INFORMATION

SHAREHOLDER REPORTS -- Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and the Fund's financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) -- This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it is legally part of this prospectus).


The Fund's most recent Annual and Semi-Annual reports and Statement of Additional Information are available, free of charge, by calling 1-800-53-JAPAN (1-800-535-2726) or on the Fund's website at www.thejapanfund.com. These documents and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090.



TO MAKE INVESTMENTS                      SEC
--------------------------------------------------------------------------------
P.O. Box 446                             Public Reference Section
Portland, ME 04112                       Washington, D.C. 20549-0102
WWW.THEJAPANFUND.COM                     WWW.SEC.GOV
1-800-53-JAPAN                           1-202-942-8090
(1-800-535-2726)


SEC File Number:
The Japan Fund, Inc.       811-1090                              JPN-PS-001-0400

                              THE JAPAN FUND, INC.

                                     CLASS S

             -------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2005

             -------------------------------------------------------


This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for The Japan Fund, Inc. (the "Fund") dated May 1, 2005 and as further amended from time to time. A copy of the prospectus may be obtained without charge by calling toll-free 1-800-53-JAPAN (1-800-535-2726). The Annual Report to Shareholders of the Fund dated December 31, 2004 is incorporated by reference and hereby deemed to be part of this Statement of Additional Information ("SAI").


                                TABLE OF CONTENTS

                                                                                               PAGE

THE JAPAN FUND, INC..............................................................................2
INVESTMENT RESTRICTIONS..........................................................................2
INVESTMENT OBJECTIVE, POLICIES AND TECHNIQUES....................................................4
SPECIAL CONSIDERATIONS REGARDING JAPAN...........................................................18
THE INVESTMENT ADVISOR...........................................................................19
THE SUB-ADVISORS.................................................................................20
THE PORTFOLIO MANAGER............................................................................22
CONTROL OF INVESTMENT ADVISOR AND SUB-ADVISORS...................................................23
CODE OF ETHICS...................................................................................24
PORTFOLIO TRANSACTIONS...........................................................................24
PORTFOLIO HOLDINGS...............................................................................27
THE DISTRIBUTOR..................................................................................27
THE TRANSFER AGENT...............................................................................29
THE SHAREHOLDER SERVICING AGENT..................................................................29
THE CUSTODIAN....................................................................................29
THE ADMINISTRATOR ...............................................................................30
THE PRESIDENT....................................................................................30
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM....................................................31
LEGAL COUNSEL....................................................................................31
PURCHASE AND REDEMPTION OF SHARES................................................................31
TAXES............................................................................................38
NET ASSET VALUE..................................................................................45
DIRECTORS AND OFFICERS OF THE FUND...............................................................46
ORGANIZATION OF THE FUND.........................................................................53
ADDITIONAL INFORMATION...........................................................................54
PROXY VOTING.....................................................................................54
FINANCIAL STATEMENTS.............................................................................55
APPENDIX A - DESCRIPTION OF RATINGS..............................................................A-1
APPENDIX B - PROXY VOTING SUMMARY................................................................B-1
                                                                                     JPN-SX-001-0400



THE JAPAN FUND, INC.

The Japan Fund, Inc. is a diversified, open-end management investment company that continually offers and redeems its shares. It is a company of the type commonly known as a mutual fund.

INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

The Fund's fundamental investment limitations as listed below and the investment objective restated in the "Investment Objective" paragraph on page 5 cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the Fund. All other investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the Fund's fundamental investment limitations set forth in their entirety. The Fund may not:

(a) borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction from time to time;

(b) issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(c) purchase physical commodities or contracts relating to physical commodities;

(d) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(e) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(f) make loans to other persons except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans; or

(g) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following investment limitations are not fundamental and may be changed without shareholder approval. The Fund may not:

(1) invest more than 20% of its total assets in debt securities of both foreign and domestic issuers;

(2)      borrow money in an amount greater than 5% of its total assets, except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

(3) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(4) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(5) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(6) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit; and provided further however, that futures contracts or options thereon relating to the TOPIX or NIKKEI indexes as a whole shall not be subject to the above 5% limit;

(7) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 10% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(8) lend portfolio securities in an amount greater than 33 1/3% (the Fund may set a lower percentage with a securities lending agent) of its total assets.

INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES


INVESTMENT OBJECTIVE

The Fund's investment objective is long-term capital appreciation. The Fund deems its investment objective a matter of fundamental policy and elects to treat it as such pursuant to Sections 8(b)(3) and 13(a)(3) of the 1940 Act.

INVESTMENT POLICIES

The Fund seeks to achieve its investment objective as stated above by investing, under normal circumstances, at least 80% of its assets in securities of Japanese issuers and other investments that are tied economically to Japan. This policy is subject to change only upon 60 days' notice to shareholders.

INVESTMENT TECHNIQUES

The following pages contain more detailed information about types of instruments in which the Fund may invest, strategies the Fund's investment advisor, Fidelity Management & Research Company, may employ in pursuit of the Fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the Fund achieve its goal.

AFFILIATED BANK TRANSACTIONS. The Fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the Fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. The Board of Directors of the Fund (the "Board") has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

BORROWING. The Fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

CASH MANAGEMENT. The Fund can hold un-invested cash, including cash collateral, or can invest in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds, or in units of unregistered collective investment business trusts (which invest in money market securities or repurchase agreements). Generally, these securities offer less potential for gains than other types of securities.

COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are generally subordinated to other similar but non-convertible securities of the same issuer. Due to this subordination feature, convertible securities typically have lower ratings than similar non-convertible securities.

COUNTRY OR GEOGRAPHIC REGION. FMR considers a number of factors to determine whether an investment is tied economically to Japan including: whether the investment is issued or guaranteed by the Japanese government or any of its agencies, political subdivisions, or instrumentalities; whether the investment has its primary trading market in Japan; whether the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in Japan; whether the investment is included in an index representative of Japan; and whether the investment is exposed to the economic fortunes and risks of Japan.

DEBT SECURITIES. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where Fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts
(GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

FOREIGN CURRENCY TRANSACTIONS. The Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund. The Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by the Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.

The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change the Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged the Fund by selling that currency in exchange for dollars, the Fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, the Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases the Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to the Fund or that it will hedge at appropriate times.

FOREIGN REPURCHASE AGREEMENTS. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a Fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the Fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the Fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

FUND'S RIGHTS AS AN INVESTOR. The Fund does not intend to direct or administer the day-to-day operations of any company. The Fund, however, may exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to management, the Board, shareholders of a company, and holders of other securities of the company when FMR determines that such matters could have a significant effect on the value of the Fund's investment in the company. The activities in which the Fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that the Fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Fund and the risk of actual liability if the Fund is involved in litigation. No guarantee can be made, however, that litigation against the Fund will not be undertaken or liabilities incurred. FMR's proxy voting guidelines are included as Appendix B of this SAI.

FUTURES AND OPTIONS. The following paragraphs pertain to futures and options:
Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.

Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Fund typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities and some are based on indices of securities prices. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

Futures may be based on foreign indexes such as the Nikkei Stock Average (Nikkei
225), the Nikkei Stock Index 300 (Nikkei 300), and the Tokyo Stock Exchange Stock Price Index (TOPIX)in Japan.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of a futures commission merchant that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the future commission merchant's other customers, potentially resulting in losses to the Fund.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Fund has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operation. Accordingly, the Fund is not subject to registration or regulation as a CPO.

The Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, the Fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Fund's Board, FMR determines the liquidity of the Fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of the Fund's investments, FMR may consider various factors, including
(1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not invest more than 15% of its net assets in illiquid securities.

INDEXED SECURITIES. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's (S&P), or Fitch Inc., or is unrated but considered to be of equivalent quality by FMR.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

The Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limitations, the Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

REPURCHASE AGREEMENTS. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The Fund will only engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

RESTRICTED SECURITIES. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to the Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The Fund will only enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage.

SECURITIES LENDING. Subject to investment limitation (8) above under "Investment Restrictions," the Fund may lend securities from its portfolio to parties such as broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. Generally, the purpose of such loans is to permit the borrowers to use such securities for delivery to purchasers when such borrowers have sold short. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. The cash collateral received by the Fund is invested in cash or cash equivalents. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. These events could trigger adverse tax consequences to the Fund.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies including shares of closed-end investment companies, unit investment trusts, and open-end investment companies represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share
(NAV). Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which the Fund can invest in securities of other investment companies is limited by federal securities laws.

SHORT SALES "AGAINST THE BOX." Short sales "against the box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

SOVEREIGN DEBT OBLIGATIONS. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price.

Swap agreements also may allow the Fund to acquire or reduce credit exposure to a particular issuer. The most significant factor in the performance of swap agreements is the change in the specific interest rate, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.


TEMPORARY DEFENSIVE POLICIES. The Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

ZERO COUPON BONDS. Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

MASTER/FEEDER STRUCTURE. The Board has the discretion to retain the current distribution arrangement for the Fund while investing in a master/feeder fund structure, as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

SPECIAL CONSIDERATIONS REGARDING JAPAN

Fueled by public investment, protectionist trade policies, and innovative management styles, the Japanese economy has transformed itself since World War II into the world's second largest economy. Despite its impressive history, investors face special risks when investing in Japan.

ECONOMIC. Since Japan's bubble economy collapsed a decade ago, the nation has drifted between modest growth and recession. By mid-year 1998, the world's second largest economy had slipped into its deepest recession since World War
II. Much of the blame can be placed on government inaction in implementing long-neglected structural reforms despite strong and persistent prodding from the International Monetary Fund and the G7 member nations. Steps have been taken to deregulate and liberalize protected areas of the economy, but the pace of change has been disappointedly slow.

The most pressing need for action is the daunting task of overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of their huge overhang of bad loans and trim their balance sheets in preparation for greater competition from foreign institutions as more areas of the financial sector are opened. Successful financial sector reform would allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region.


THE INVESTMENT ADVISOR

Fidelity Management & Research Company ("FMR" or the "Advisor"), acts as the investment advisor for the Fund pursuant to an investment advisory agreement (the "Advisory Agreement") dated October 7, 2002 that complies with the requirements of the 1940 Act. The Advisory Agreement shall continue in force from year to year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Directors who are not "interested persons" (as defined under the 1940 Act), cast in person at a meeting called for the purpose and (b) by all the Directors of the Fund or until shareholders approve a new investment advisory agreement or it is otherwise terminated. Under the supervision of the Board, FMR, with headquarters at 82 Devonshire Street, Boston, Massachusetts 02109, is responsible for choosing the Fund's investments. FMR is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

FMR also provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments, and all personnel of the Fund or FMR performing services relating to research, statistical and investment activities.

MANAGEMENT-RELATED EXPENSES. Under the terms of the Advisory Agreement, the Fund is responsible for payment of all expenses other than those specifically payable by FMR.

ADVISORY FEES. For the services of FMR under the Advisory Agreement, the Fund pays FMR a monthly advisory fee at the annual rate of 0.60% of the Fund's average net assets through $200 million; 0.55% of the Fund's average net assets in excess of $200 million through $400 million; and 0.50% of the Fund's average net assets in excess of $400 million, throughout the month. For the fiscal years ended December 31, 2004 and 2003, FMR received a fee pursuant to the Advisory Agreement of $2,408,462 and $1,678,384, respectively. For the period from October 7, 2002 through December 31, 2002, FMR received a fee pursuant to the Advisory Agreement of $352,407.

PRIOR MANAGEMENT AGREEMENT. Prior to October 7, 2002, the Fund had an investment advisory agreement (the "Prior Management Agreement") with Deutsche Investment Management, Inc. ("DeIM") to provide investment management and administrative services. For its services under the Prior Management Agreement, DeIM received a monthly fee, payable in dollars, equal on an annual basis to 0.85 of 1% of the first $100 million of average daily net assets, 0.75 of 1% on net assets in excess of $100 million up to and including $300 million, 0.70 of 1% on net assets in excess of $300 million up to and including $600 million, and 0.65 of 1% of net assets in excess of $600 million. Pursuant to the Prior Management Agreement, DeIM received fees of $1,816,464 for the period of January 1, 2002 through October 6, 2002.

THE SUB-ADVISORS

SUB-ADVISOR - FMR CO., INC. ("FMRC"). On behalf of the Fund, FMR has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with FMRC pursuant to which FMRC may provide investment sub-advisory services for the Fund.

Under the terms of the Sub-Advisory Agreement, FMR pays FMRC fees equal to 50% of the advisory fee (including any performance adjustment) payable to FMR with respect to that portion of the Fund's assets that is managed by FMRC. The fees paid to FMRC are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

SUB-ADVISORS - FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. ("FMR U.K."), FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC. ("FMR FAR EAST"), FIDELITY INTERNATIONAL INVESTMENT ADVISORS ("FIIA"), FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED ("FIIA(U.K.)L"), AND FIDELITY INVESTMENTS JAPAN LIMITED ("FIJ"). FMR has entered into sub-advisory agreements (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements"), with FMR U.K., FMR Far East, and FIIA. FIIA, in turn, has entered into a Sub-Advisory Agreement with FIIA(U.K.)L and FIJ. FMR Far East has entered into a Sub-Advisory Agreement with FIJ.

Pursuant to the Sub-Advisory Agreements, FMR may receive from the sub-advisors investment research and advice on issuers outside the United States and FMR may grant the sub-advisors investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the Fund.

For providing non-discretionary investment advice and research services the sub-advisors are compensated as follows:

       o FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

       o FMR pays FIIA a fee equal to 30% of FMR's monthly advisory fee with respect to the average net assets held by the Fund for which the sub-advisor has provided FMR with investment advice and research services.

       o FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.

       o FIIA pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advice and research services.

       o FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a Fund to FMR Far East.

On behalf of the Fund, for providing discretionary investment management and executing portfolio transactions, the sub-advisors are compensated as follows:

       o FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly advisory fee (including any performance adjustment) with respect to the Fund's average net assets managed by the sub-advisor on a discretionary basis.

       o FMR pays FIIA a fee equal to 57% of its monthly advisory fee (including any performance adjustment) with respect to the Fund's average net assets managed by the sub-advisor on a discretionary basis.

       o FIIA pays FIIA(U.K.)L a fee equal to a percentage of the Fund's monthly average net assets managed by FIIA(U.K.)L on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIIA(U.K.)L on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIIA(U.K.)L on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIIA(U.K.)L (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the following graduated fee rate schedule.

--------------------------------------------------------------------------------
            AVERAGE GROUP ASSETS                    ANNUALIZED FEE RATE
--------------------------------------------------------------------------------
           from $0 - $500 million                          0.30%
--------------------------------------------------------------------------------
          $500 million - $1 billion                        0.25%
--------------------------------------------------------------------------------
              over $1 billion                              0.20%
--------------------------------------------------------------------------------


FIIA(U.K.)L's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the Fund.

       o FIIA pays FIJ a fee equal to a percentage of the Fund's monthly average net assets managed by FIJ on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIJ on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIJ on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIJ (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the following graduated fee rate schedule.

--------------------------------------------------------------------------------
                  AVERAGE GROUP ASSETS                   ANNUALIZED FEE RATE
--------------------------------------------------------------------------------
                 from $0 - $500 million                         0.30%
--------------------------------------------------------------------------------
               $500 million - $1 billion                        0.25%
--------------------------------------------------------------------------------
                    over $1 billion                             0.20%
--------------------------------------------------------------------------------

FIJ's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the Fund.

       o FMR Far East pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advisory and order execution services for the Fund to FMR Far East.

Currently, FIJ is primarily responsible for choosing investments for the Fund.

THE PORTFOLIO MANAGER

Jay Talbot is the portfolio manager of the Fund and receives compensation for his services. As of December 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by Fidelity International Limited (FIL), an affiliate of FMR, or at the election of the portfolio manager.

Mr. Talbot is an employee of Fidelity International Investment Advisers Limited (FIIAL), a subsidiary of FIL, a sub-adviser to the Fund and an affiliate of FMR. The portfolio manager's base salary is determined annually by level of responsibility and tenure at FIL or its affiliates. A substantial portion of the portfolio manager's bonus is linked to the Fund's pre-tax investment performance within the Lipper Japan Funds Objective, adjusted by FMR to exclude the performance of Japan small company funds. The portfolio manager's bonus is based on several components calculated separately over his tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a defined peer group assigned to each fund or account, and (ii) the investment performance of a broad range of other equity funds and accounts managed by the sub-adviser and its affiliates. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FIL. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FIL.

A portfolio manager's compensation plan may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, the aggregation of multiple account trade orders may give rise to conflicts of interest if the Fund's trade orders are not fully executed. The Fund has adopted equity trade allocation procedures to address allocation and trade aggregation conflicts that arise from managing multiple accounts; there is no assurance these procedures will adequately address the conflicts. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the Fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund's code of ethics will adequately address such conflicts.

The following table provides information relating to other accounts managed by Mr. Talbot as of December 31, 2004:

---------------------------------------------------------------------------------------------
                         REGISTERED           OTHER POOLED INVESTMENT
                    INVESTMENT COMPANIES*              VEHICLES              OTHER ACCOUNTS
---------------------------------------------------------------------------------------------
NUMBER OF
ACCOUNTS
MANAGED                        1                           0                         4
---------------------------------------------------------------------------------------------
NUMBER OF
ACCOUNTS
MANAGED WITH
PERFORMANCE-
BASED ADVISORY
FEES                           0                           0                         0
---------------------------------------------------------------------------------------------
ASSETS
MANAGED                       448                          0                       10,674
---------------------------------------------------------------------------------------------
ASSETS
MANAGED WITH
PERFORMANCE-
BASED ADVISORY
FEES                           0                           0                         0
---------------------------------------------------------------------------------------------

* Includes The Japan Fund, Inc. ($448 million in assets).

The dollar range of shares of the Fund beneficially owned by Mr. Talbot as of December 31, 2004 was $0.


CONTROL OF INVESTMENT ADVISOR AND SUB-ADVISORS


FMR Corp., organized in 1972, is the ultimate parent company of FMR, FMR U.K., FMR Far East and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the primary business activities of FMR Corp. and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and
(iv) the investment in and operation of a number of emerging businesses.

Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of FIIA, FIJ and FIIA (U.K.)L., Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family, directly or indirectly, more than 25% of the voting common stock of FIL. At present, the primary business activities of FIL and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

CODE OF ETHICS

FMR, FMRC, FMR U.K., FMR Far East, FIJ, FIIA, FIIA(U.K.)L (the Investment Advisor and Sub-Advisors), SEI Investments Distribution Co. (the Fund's distributor), SEI Investments Global Funds Services (the Fund's administrator) and the Fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the Fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics may invest in securities for their own investment accounts, including securities that may be purchased or held by the Fund.


PORTFOLIO TRANSACTIONS


All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by FMR pursuant to authority contained in the Advisory Agreement. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has, or its affiliates have, investment discretion. In selecting brokers or dealers (including affiliates of FMR), FMR generally considers: the execution price; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the firm; the execution services rendered on a continuing basis; the reasonableness of any commissions; arrangements for payment of Fund expenses, if applicable; and the provision of additional brokerage and research products and services.

For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services, including research, provided by the futures commission merchant.

If FMR grants investment management authority to a sub-advisor (see the section entitled "The Sub-advisors"), that sub-advisor is authorized to provide the services described in the Sub-Advisory Agreement, and will do so in accordance with the policies described in this section.

Purchases and sales of securities on a securities exchange are effected through brokers who receive compensation for their services. Compensation may also be paid in connection with riskless principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Securities may be purchased from underwriters at prices that include underwriting fees.

Generally, compensation relating to investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.

Futures transactions are executed and cleared through futures commission merchants who receive commissions for their services.

The Fund may execute portfolio transactions with brokers or dealers that provide products and services. These products and services may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of these products and services has not reduced FMR's normal research activities in providing investment advice to the Fund. FMR's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Certain of the products and services FMR receives from brokers or dealers are furnished by brokers or dealers on their own initiative, either in connection with a particular transaction or as part of their overall services. In addition, FMR may request a broker or dealer to provide a specific proprietary or third-party product or service. While FMR takes into account the products and services provided by a broker or dealer in determining whether commissions are reasonable, neither FMR nor the Fund incurs an obligation to the broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a certain amount of commissions or otherwise.

Brokers or dealers that execute transactions for the Fund may receive compensation in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the Fund to pay such higher commissions, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the products and services provided viewed in terms of the particular transaction for the Fund or FMR's overall responsibilities to the Fund or other investment companies and investment accounts. Typically, these products and services assist FMR or its affiliates in terms of its overall investment responsibilities to the Fund and other investment companies and investment accounts; however, each product or service received may not benefit the Fund.

FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC, provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR does not alocate trades to NFS in exchange for brokerage and research products and services of the type sometimes known as "soft dollars". FMR trades with its affiliated brokers on an execution-only basis. Prior to February 6, 2004, certain trades executed through NFS were transacted with Archipelago ECN (Archipelago), an ECN in which a wholly-owned subsidiary of FMR Corp. had an equity ownership interest.

FMR may allocate brokerage transactions to brokers or dealers who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the compensation paid by a fund toward the reduction of that fund's expenses.

The Board periodically reviews FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the compensation paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the Fund from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

From time to time the Board will review whether the recapture for the benefit of the Fund of some portion of the compensation paid by the Fund on portfolio transactions is legally permissible and advisable. The Board intends to continue to review whether recapture opportunities are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the Fund to participate, or continue to participate, in the commission recapture program.

Investment decisions for the Fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment advisor, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions and prices for the Fund. It is the current opinion of the Board that the desirability of retaining FMR as investment advisor to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

For the years ended December 31, 2004, 2003 and 2002, shares of the Fund paid brokerage commissions of $557,182, $474,998 and $681,000, respectively. For the year ended December 31, 2004, $557,065 (100% of the total brokerage commissions paid) resulted from orders placed consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Fund or the Fund's Advisor.

For the year ended December 31, 2004, the total amount of brokerage transactions aggregated $586,759,637, of which $586,675,655 (100% of all brokerage transactions) were transactions which included research commissions.

The rate of total portfolio turnover of the Fund for the fiscal years ended December 31, 2004 and 2003 was 70% and 80%, respectively. Variations in turnover rate may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investments outlook.

PORTFOLIO HOLDINGS

Information regarding the Fund's disclosure of portfolio information is contained in the prospectus. Disclosures are made on the Fund's website at WWW.THEJAPANFUND.COM. In order to help ensure that portfolio holdings information is provided in a manner that is in the best interest of the Fund's shareholders, the Funds' Board of Directors has adopted polices and procedures with respect to the disclosure of the Fund's portfolio holdings, as described below. The policies and procedures are intended to prevent the misuse of material non-public information regarding portfolio holdings and are in accordance with a confidentiality agreement between the Advisor and the Fund that limits the dissemination of such information. The Board of Directors provides oversight of the Fund's, and the Advisor's, SEI Investments', Brown Brothers Harriman's (the Fund's custodian) and the Transfer Agent's compliance with the policies and procedures adopted or approved by the Fund.

Public portfolio holdings information may be provided to independent third party fund reporting services (e.g., Lipper or Morningstar). Such information shall be delivered at the same time it is filed with the SEC or no earlier than the date such information is posted on the website as described in the prospectus. In order to deliver the information earlier, the Fund must obtain the prior written approval of the Fund's Advisor (in accordance with the Fund's confidentiality agreement with the Advisor). In addition, the reporting service, by agreement, would need to keep the information confidential and not to trade on such information. Between regular Board meetings, the release of non-public portfolio securities holding information requires the approval of the President or a Director of the Fund. Such approval, if any, is reported to the full Board and the Fund's Chief Compliance Officer, with an explanation as to why the release of such information was in the best interests of the Fund's shareholders.

Pursuant to the Fund's policies and procedures and its confidentiality agreement with the Advisor, the Fund's portfolio holdings information may not be released to any third party prior to the information becoming public. Certain limited exceptions have been approved by the Board. These policies and procedures apply to disclosure to all categories of persons, including individual investors, institutional investors, the Fund's Distributor, intermediaries that distribute the Fund's shares, third-party service providers, rating and ranking organizations and the Fund's affiliates. In addition, the Fund has adopted and approved policies and procedures, including a Code of Ethics and various policies regarding securities trading and trade allocations to address potential conflicts of interest that may arise. As part of its oversight, the Board receives reports (quarterly) from the Fund's Chief Compliance Officer, regarding the Fund's and its service providers' compliance with these policies, including, if applicable, information with respect to any violations of these procedures and how such violations/conflicts were resolved.

Material non-public information regarding portfolio holdings may be provided as part of the necessary day-to-day operation of the Fund to certain entities on a confidential basis. These entities must either have an explicit agreement to, or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed and may not trade on such information except as necessary in providing services to the Fund. Accordingly, the Fund, on an on-going periodic basis may disclose non-public portfolio holdings information (on a confidential basis) to the following entities or persons (with the noted frequency and, if applicable, lag time):

The Fund's Board of Directors                        (Quarterly: at least 15 days after the period)


The Fund's Advisor and Sub-Advisors                  (Daily)

The Fund's Transfer Agent                            (Daily)

SEI Investments                                      (Daily)

The Fund's custodian and securities lending          (Daily)
agent, Brown Brothers Harriman

The Fund's independent audit firm,                   (Annually and Semi-annually: the first business
PricewaterhouseCoopers (for the fiscal               day after the end of the period)
year ended December 31, 2004) or Briggs
Bunting & Doughtery, LLP (for the fiscal
year ending December 31, 2005)

The Fund's legal counsel, Davis Polk & Wardwell       (Quarterly: at least 15 days after the period)

The Fund believes each of the foregoing recipients, pursuant to contractual or fiduciary obligations, is required to keep all non-public information confidential and is prohibited from trading based on the information, except as necessary in providing services to the Fund.

When engaged in purchasing, selling or lending Fund securities, the Fund may disclose certain information about one or more of the security positions it owns. Although the Fund does not have separate non-disclosure agreements with each of these trading entities or lending agents, it will cease doing business with any entity believed to be misusing the information.

The Fund, the Advisor and its affiliates receive no compensation or other consideration with respect to disclosures of portfolio holdings. If the Advisor or its affiliates desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Fund's SAI.

There can be no assurance that the Fund's policies and procedures with respect to the selective disclosure of Fund portfolio holdings information will prevent the misuse of such information by individuals or firms that receive such information.


THE DISTRIBUTOR


The Fund and SEI Investments Distribution Co. (the "Distributor" or "SIDCo."), a wholly owned subsidiary of SEI Investments Company and an affiliate of the administrator, are parties to a distribution agreement dated October 7, 2002 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Fund's shares. The Distributor does not receive compensation under the Distribution Agreement for distribution of Fund shares. The Distributor has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of by the vote of the Directors or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Directors who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Directors of the Fund or, by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE TRANSFER AGENT

Forum Shareholder Services, LLC, (the "Transfer Agent"), Two Portland Square, Portland, Maine 04101 serves as the transfer and dividend-paying agent for the Fund.

THE SHAREHOLDER SERVICING AGENT

The Fund and SIDCo. are parties to a shareholder servicing agreement dated July 25, 2002 (the "Shareholder Servicing Agreement") whereby SIDCo. acts as shareholder servicing agent for the Fund. Prior to July 25, 2002, Scudder Service Corporation, Inc. (the "Prior Servicing Agent") served as shareholder servicing agent for the Fund. For its services under the Shareholder Servicing Agreement, SIDCo. receives an annual fee, payable monthly, in the amount of 0.25% of the Fund's average daily net assets. SIDCo. has voluntarily agreed to waive 0.10%, and such waiver may be terminated at any time at SIDCo.'s sole discretion.

The continuance of the Shareholder Servicing Agreement must be specifically approved at least annually (i) by the vote of by the vote of the Directors or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Directors who are not parties to the Shareholder Servicing Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

For the fiscal years ended December 31, 2004 and 2003 and for the period of October 7, 2002 to December 31, 2002 the amount charged to the Fund by SIDCo. (net of waivers) was $632,668, $430,507 and $89,682, respectively. For the period of January 1, 2002 to October 6, 2002, the amount charged to the Fund by the Prior Servicing Agent aggregated $299,436.

THE CUSTODIAN

Brown Brothers Harriman & Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, serves as custodian for the Fund. Bank of Tokyo -- Mitsubishi, Limited, Global Securities Services Division, 3-2 Nihombashi Hongoku-cho 1-chome, Chuoku, Tokyo, Japan, serves as sub-custodian for the Fund. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated October 7, 2002 (the "Administration Agreement") whereby the Administrator serves as administrator and fund accounting agent for the Fund. Prior to October 7, 2002, Zurich Scudder Investments (the "Prior Administrator") served as the Fund's administrator and fund accounting agent. Under the Administration Agreement, the Administrator provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect until October 7, 2007 unless sooner terminated, and from year to year thereafter only if it's continuance is approved annually by a majority of the Fund's Board or a majority of the outstanding voting securities of the Fund.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services, the Administrator receives a fee calculated daily and paid monthly, at an annual rate of 0.15% of the assets not exceeding $400 million; 0.125% of the assets exceeding $400 million but not exceeding $750 million; and 0.10% of the assets exceeding $750 million, subject to a minimum annual fee of $575,000. For the fiscal years ended December 31, 2004 and 2003 and for the period from October 7, 2002 to December 31, 2002, the amount charged to the Fund by the Administrator aggregated $627,021, $575,000 and $135,479, respectively. For the period from January 1, 2002 to October 6, 2002, the Fund's Prior Administrator received compensation pursuant to the Prior Management Agreement. Please see "Prior Management Agreement" for more information.

THE PRESIDENT

In addition to its other service providers, the Fund has a President, appointed by the Board, to oversee the management, administration and distribution of the Fund. The office of the President is located at 225 Franklin Street, 26th Floor, Boston, Massachusetts, 02110. The President provides such services as:

     o Oversees and coordinates all operations of the Fund on behalf of the Board;
     o Oversees the operations of the Advisor on behalf of the Board;

     o Oversees the operations of the Transfer Agent, Administrator, Custodian, etc.;
     o Reviews all regulatory reports filed by or on behalf of the Fund;
     o Advises the Board on any new or existing policies and procedures to be adopted by the Board;
     o Coordinates and supervises arrangements for board meetings;
     o Serves as a member of the Anti-Money Laundering Committee;
     o Serves as a member of the Fair Value Committee; and:
     o Serves as Chief Compliance Officer to the Fund.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial highlights of the Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this SAI have been so included or incorporated by reference in reliance on the report of PricewaterhouseCooopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103, independent registered public accountants, given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers LLP audits the financial statements of the Fund. The Financial Statements for the year ended December 31, 2004 included in the Fund's Annual Report dated December 31, 2004 are incorporated by reference in this SAI.

LEGAL COUNSEL

Davis, Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, serves as legal counsel for the Fund.


PURCHASE AND REDEMPTION OF SHARES

ADDITIONAL INFORMATION ABOUT OPENING AN ACCOUNT/MINIMUM BALANCES

Shareholders should maintain a share balance worth at least $2,500 ($1,000 for fiduciary accounts such as IRAs), which amount may be changed by the Board. A shareholder may open an account with at least $1,000.

The Fund reserves the right, following 60 days' written notice to applicable shareholders, to:

o assess an annual $10 charge (paid to the Fund) for any non-fiduciary/custodial account without a Systematic Investment Plan
       (SIP) in place and a balance of less then $2,500; and

o redeem all shares in Fund accounts below $1,000 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder.

Reductions in value that result solely from market activity will not trigger an involuntary redemption. Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

ADDITIONAL INFORMATION ABOUT MAKING SUBSEQUENT INVESTMENTS

Subsequent purchase orders for $10,000 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone, etc., by established shareholders. Orders placed in this manner may be directed to any office of the Distributor listed in the Fund's prospectus. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three (3) business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by the Fund or the Distributor by reason of such cancellation. If the purchaser is a shareholder, the Fund shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse the Fund or the Distributor for the loss incurred. Net losses on such transactions that are not recovered from the purchaser will be absorbed by the Distributor. Any net profit on the liquidation of unpaid shares will accrue to the Fund.

CHECKS

A certified check is not necessary, but checks for $100 or more are accepted subject to collection at full face value in United States funds and must be drawn on, or payable through, a United States bank.


If shares of the Fund are purchased by a check that proves to be uncollectible, the Fund reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by the Fund or the Distributor by reason of such cancellation. If the purchaser is a shareholder, the Fund shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse the Fund or the Distributor for the loss incurred. Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in the Fund.

WIRE TRANSFER OF FEDERAL FUNDS

To obtain the net asset value determined as of the close of regular trading on the New York Stock Exchange (the "NYSE") on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to the close of regular trading on the NYSE (normally 4 p.m., Eastern Time).

Boston banks are closed on certain holidays that the NYSE may be open. These holidays include Columbus Day (the 2nd Monday in October) and Veterans' Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of the Fund.

SHARE PRICE

Purchases will be filled without sales charge at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of the close of regular trading on each day during which the NYSE is open for trading. Orders received after the close of regular trading on the NYSE will be executed at the next day's net asset value. If the order has been placed by a member of the National Association of Securities Dealers (the "NASD"), other than the

Distributor, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to the Transfer Agent by the close of regular trading on the NYSE.

SHARE CERTIFICATES

Due to the desire of Fund management to afford ease of redemption, certificates will not be issued to indicate ownership in the Fund. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

OTHER INFORMATION

The Fund has authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for the Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board and the Distributor, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

The tax identification number section of the application must be completed when opening an account. Applications and purchase orders without a correct certified tax identification number and certain other certified information (e.g., from exempt organizations, certification of exempt status) will be returned to the investor. The Fund reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified social security or other tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

The Fund may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

Redemption Fee

In general, shares of the Fund may be redeemed at net asset value. However, shares of the Fund held for less than six months are redeemable at a price equal to 98% of the then current net asset value per share. The 2% fee directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. It is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Advisor or its subsidiaries, and does not benefit the Advisor in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time.

The redemption fee will not be applied to (a) a redemption of shares of the Fund outstanding for six months or more, (b) shares purchased through certain retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans, (c) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by the Fund), (d) a redemption of shares due to the death of the registered shareholder of a Fund account, or, due to the death of all registered shareholders of a Fund account with more than one registered shareholder, (i.e., joint tenant account), upon receipt by the Transfer Agent of appropriate written instructions and documentation satisfactory to the Transfer Agent, (e) a redemption of shares by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information, and (f) shares purchased by accounts opened pursuant to certain types of "WRAP" fee investment programs. However, if shares are purchased for a retirement plan account through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.) In addition, this waiver does not apply to IRA and SEP-IRA accounts. FOR THIS PURPOSE AND WITHOUT REGARD TO THE SHARES ACTUALLY REDEEMED, SHARES WILL BE TREATED AS REDEEMED AS FOLLOWS: FIRST, REINVESTMENT SHARES; SECOND, PURCHASED SHARES HELD SIX MONTHS OR MORE; AND THIRD, PURCHASED SHARES HELD FOR LESS THAN SIX MONTHS. Finally, if a redeeming shareholder acquires Fund shares through a transfer from another shareholder, applicability of the fee, if any, will be determined by reference to the date the shares were originally purchased, and not from the date of transfer between shareholders. The Fund reserves the right to modify the terms of or to eliminate any of these exceptions to the redemption fee at any time.


SPECIAL REDEMPTION AND EXCHANGE INFORMATION

In general, shares of the Fund may be redeemed at net asset value. However, shares of the Fund held for less than six months are redeemable at a price equal to 98% of the then current net asset value per share. This 2% discount, referred to in the prospectus and this SAI as a redemption fee, directly affects the amount a shareholder who is subject to the discount receives upon exchange or redemption. It is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Advisor or its subsidiaries, and does not benefit the Advisor in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time.

The redemption discount will not be applied to (a) a redemption of shares of the Fund outstanding for six months or more, (b) shares purchased through certain retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans, (c) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by the Fund), (d) a redemption of shares due to the death of the registered shareholder of a Fund account, or, due to the death of all registered shareholders of a Fund account with more than one registered shareholder, (i.e., joint tenant account) of appropriate written instructions and documentation satisfactory to (e) a redemption of shares by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information, and (f) shares purchased by accounts opened pursuant to certain types of "WRAP" fee investment programs. However, if shares are purchased for a retirement plan account through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.) In addition, this waiver does not apply to IRA and SEP-IRA accounts. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held six months or more; and third, purchased shares held for less than six months. Finally, if a redeeming shareholder acquires Fund shares through a transfer from another shareholder, applicability of the discount, if any, will be determined by reference to the date the shares were originally purchased, and not from the date of transfer between shareholders.


REDEMPTION BY TELEPHONE

Shareholders currently receive the right to redeem by telephone up to $100,000 to their address of record. In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

(a) NEW INVESTORS who wish to establish telephone redemption to a predesignated bank account must complete the appropriate section on the application.

(b) EXISTING SHAREHOLDERS, who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption proceeds should either return an account application, including the designation of a bank account to which the redemption proceeds are to be sent (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. A signature and a signature guarantee are required for each person in whose name the account is registered.

Telephone redemption is not available with respect to shares represented by share certificates. This option is also not available for fiduciary accounts (i.e., IRA, Roth IRA, etc).

If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be made by Federal Reserve Bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account.

     Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption requests by telephone (technically a repurchase by agreement between the Fund and the shareholder) of shares purchased by check will not be accepted for seven (7) business days following their purchase.

REDEMPTION BY MAIL

In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax required in some states when settling estates.

It is suggested that shareholders holding shares registered in other than individual names contact the Fund's Transfer Agent prior to redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven (7) business days after receipt of a request for redemption that complies with the above requirements. Delays of more than seven (7) days of payment for shares tendered for repurchase or redemption may result but only until the purchase check has cleared.

The requirements for the IRA redemptions are different from those for regular accounts. For more information call 1-800-53-JAPAN, option 3.

REDEMPTION-IN-KIND

In the event the Fund's management determines that substantial distributions of cash would have an adverse effect on the Fund's remaining shareholders, the Fund reserves the right to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. The tax consequences to a redeeming shareholder are the same whether the shareholder receives cash or securities in payment for his shares.

If redemption payment is made in portfolio securities, the redeeming shareholder will incur brokerage commissions and Japanese sales taxes in converting those securities into cash. In addition, the conversion of securities into cash may expose the shareholder to stock market risk and currency exchange risk.

If a shareholder receives portfolio securities upon redemption of Fund shares, they may request that such securities either (1) be delivered to their designated agent or (2) be liquidated on their behalf and the proceeds of such liquidation (net of any brokerage commissions and Japanese sales taxes) remitted to them.

OTHER INFORMATION

All redemption requests must be directed to the Fund's Transfer Agent. Redemption requests that are delivered to the Fund rather than to the Fund's Transfer Agent will be forwarded to the Transfer Agent, and processed at the next calculated net asset value after receipt by the Transfer Agent.

The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. Other than the 2% redemption fee described above, the Fund does not impose a redemption or repurchase charge. Redemption of shares may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (See "Dividends, Capital Gains and Taxes").

Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

REINVESTMENT

Investors have freedom to choose whether to receive cash or to reinvest any dividends (whether from net investment income or from realized capital gains) in additional shares of the Fund. A change of instructions for the method of payment must be received by the Transfer Agent in writing at least five days prior to a dividend record date. Shareholders may change their dividend option either by calling 1-800-53-JAPAN, option 3 or by sending written instructions to the Transfer Agent. Please include your account number with your written request.

Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of the Fund. Investors who choose to reinvest dividends will be treated for U.S. federal income tax purposes as if they had received such dividends and purchased additional shares.

Investors may also have dividends automatically deposited to their predesignated bank account. Investors choosing to participate in the Fund's Systematic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends is required.

REPORTS TO SHAREHOLDERS

The Fund issues shareholders unaudited semi-annual financial statements and annual financial statements audited by the Fund's registered independent public accounting firm, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights.

TRANSACTION SUMMARIES

Annual summaries of all transactions in each fund account are available to shareholders. The summaries may be obtained by calling 1-800-53- JAPAN, option 3.

SPECIAL PLAN ACCOUNTS

Detailed information on the investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Forum Shareholder Services, LLC, Two Portland Square, Portland, Maine 04101 or by calling toll free, 1-800-53-JAPAN, option 3. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax advisor with respect to the suitability requirements and tax aspects thereof.

Shares of the Fund may also be a permitted investment under profit sharing and pension plans and IRAs other than those offered by the Fund's Distributor depending on the provisions of the relevant plan or IRA.

None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

SYSTEMATIC-WITHDRAWAL PLAN

Non-retirement plan shareholders may establish a Systematic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $100 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount or fixed share amount. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment, and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change payee must be submitted in writing, signed exactly as the account is registered and contain signature guarantee(s) as described under "How to Buy and Redeem -- Signature Guarantees" in the Fund's prospectus. Any such requests must be received by the Fund's Transfer Agent 10 days prior to the date of the first systematic withdrawal. A Systematic Withdrawal Plan may be terminated at any time by the shareholder, the Fund, or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Fund of notice of death of the shareholder.

A Systematic Withdrawal Plan request form can be obtained by calling 1-800-53 JAPAN.

SYSTEMATIC INVESTMENT PLAN

Shareholders may arrange to make periodic investments through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50.

The Systematic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

UNIFORM TRANSFERS/GIFTS TO MINORS ACT

Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $2,500 unless the donor agrees to continue to make regular share purchases for the account through Systematic Investment Plan. In this case, the minimum initial investment is $1,000.

The Fund reserves the right, after notice has been given to the shareholder and Custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

TAXES

The Fund intends to follow the practice of distributing substantially all of its net investment company taxable income as well as the entire excess of net realized long-term capital gains over net realized short-term capital losses.

The Fund intends to distribute any dividends from its net investment income and net realized capital gains after utilization of capital loss carry forwards, if any, in December of each year to prevent application of a federal excise tax. An additional distribution may be made within three months of the Fund's year end, if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in any such month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in additional shares of the Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. The Fund will reinvest dividend checks (and future dividends) in shares of the same Fund and class if checks are returned as undeliverable.

UNITED STATES FEDERAL INCOME TAXATION

The following is a general discussion of certain U.S. federal income tax consequences relating to the status of the Fund and to the tax treatment of distributions by the Fund to shareholders. This discussion is based on the Internal Revenue Code of 1986, as amended, (the "Code" for purposes of this section), Treasury Regulations, revenue rulings and judicial decisions as of the date hereof, all of which may be changed either retroactively or prospectively. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax laws (e.g., certain financial institutions, insurance companies, dealers in stock or securities, tax-exempt organizations, persons who have entered into hedging transactions with respect to shares of the Fund, persons who borrow in order to acquire shares, and certain foreign taxpayers).

Prospective shareholders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

The Fund intends to qualify for the special tax treatment applicable to "regulated investment companies" under Sections 851-855 of the Code.

To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or in two or more issuers of the same industry that are controlled by the Fund. The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

Qualification and election as a "regulated investment company" involve no supervision of investment policy or management by any government agency. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its net investment income and net long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that at least 90% of its "investment company taxable income" (determined without regard to the deduction for dividends paid) is distributed or deemed distributed. Although all or a portion of the Fund's taxable income (including any net capital gains) for a calendar year may be distributed in January of the following year, such a distribution will generally be treated for U.S. federal income tax purposes as having been received by shareholders during the calendar year if it was declaredin October, November or December of that year.

Assuming the Fund meets the 90% distribution requirement, it will generally be subject to tax at regular U.S. federal corporate income tax rates on any income or gains that are not distributed or deemed distributed.

The Fund generally intends to distribute all of its net investment income and net capital gain (which consists of net long-term capital gains in excess of net short-term capital losses) in a timely manner. In addition, the Fund intends to make sufficient distributions in a timely manner in order to ensure that it will not be subject to the 4% U.S. federal excise tax on certain undistributed income of regulated investment companies. In order to avoid the 4% U.S. federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund's ordinary income (computed on a calendar year basis), plus 98% of the Fund's capital gain net income (generally computed for the one-year period ending on October 31). Despite the Fund's intentions to make sufficient distributions to satisfy the 90% and excise tax distribution requirements, its ability to do so may be limited by exchange control regulations that may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund.

If any net capital gains are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will be required to report such capital gains as long-term capital gains, will be able to claim his share of U.S. federal income taxes paid by the Fund on such gains as a credit or refund against his own U.S. federal income tax liability and will be entitled to increase the adjusted tax basis of his Fund shares by the difference between his share of such gains and the related credit or refund.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded to regulated investment companies (for example, by not meeting the 90% distribution requirement described above), all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders as "qualified dividend income" to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders.

The Fund may invest in shares of certain foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In the absence of one of the elections described below, if the Fund received certain distributions from a PFIC, or gain from the sale of PFIC stock, the Fund itself might be subject to a tax on such distributions or gain, as well as to interest charges.

In order to mitigate these adverse consequences, the Fund will generally make an election to mark to market its shares of PFICs. At the end of each taxable year to which the election applies, the Fund will report as ordinary income the amount by which the fair market value of the PFIC's stock exceeds the Fund's adjusted basis in these shares. If the Fund's adjusted basis in the shares of a PFIC exceeds the shares' fair market value at the end of a taxable year, the Fund would be entitled to a deduction equal to the lesser of (a) this excess and
(b) the Fund's previous income inclusions in respect of such stock under the mark-to-market rules that have not been offset by such deductions. As a result of a mark-to-market election, the Fund will not recognize any capital gains with respect to its investment in the relevant PFIC stock. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain PFICs.

The Fund's transactions in foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund or defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to "mark-to-market" certain types of the positions in its portfolio (i.e., treat them as if they were sold), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund intends to monitor these transactions and to make the appropriate tax elections and the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment and will generally attempt to mitigate any adverse effects of these rules in order to minimize or eliminate its tax liabilities and to prevent disqualification of the Fund as a regulated investment company.

As of December 31, 2004, the Fund had net capital loss forwards of approximately $168,597,080 which may be applied against any realized net taxable capital gain of each succeeding year until the expiration date of December 31, 2010, or until fully utilized whichever occurs first.

DISTRIBUTIONS

Distributions to shareholders of the Fund's net investment income (other than "qualified dividend income") and distributions of net short-term capital gains will be taxable as ordinary income to shareholders. Generally, dividends paid by the Fund will not qualify for the dividends-received deduction available to corporations, because the Fund's income generally will not consist of dividends paid by U.S. corporations. Distributions of the Fund's net capital gains (designated as capital gain dividends by the Fund) will be taxable to shareholders as long-term capital gains, regardless of the length of time the shares have been held by a shareholder, and will not be eligible for the dividends-received deduction. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's adjusted basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder held his shares of the Fund as capital assets). Distributions of the Fund's "qualified dividend income" will be treated as qualified dividend income received by the shareholder and will therefore be subject to U.S. federal income tax at the rates applicable to long-term capital gain.

Shareholders electing to reinvest distributions in additional shares will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares.

All distributions of net investment income and net capital gains, whether received in cash or reinvested, must be reported by the shareholder on his U.S. federal income tax return. A distribution will be treated as paid during a calendar year if it is declared by the Fund in October, November or December of the year to holders of record in such a month and paid by January 31 of the following year. Such distributions will be taxable to shareholders as if received on December 31 of such prior year, rather than in the year in which the distributions are actually received.

Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution could nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at the time includes the amount of the forthcoming distribution, the distribution will nevertheless be taxable to the purchaser.

SALE OR REDEMPTION OF SHARES

A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems his shares. A shareholder will generally be subject to taxation based on the difference between his adjusted tax basis in the shares sold or redeemed and the value of the cash or other property received by him in payment therefor.

A shareholder who receives securities upon redeeming his shares will have a tax basis in such securities equal to their fair market value on the redemption date. A shareholder who subsequently sells any securities received pursuant to a redemption will recognize taxable gain or loss to the extent that the proceeds from such sale are greater or less than his tax basis in such securities.

Any gain or loss arising from the sale or redemption of shares will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will generally be long-term capital gain or loss if the shareholder's holding period for the shares is more than one year and short-term capital gain or loss if it is one year or less. Capital gains recognized by individuals and other non-corporate shareholders on a sale or redemption of shares will generally be taxed at the rate of 15% if the shareholder's holding period for the shares is more than 12 months. Any loss realized on a sale or redemption will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss arising from the sale or redemption of shares for which the shareholder has a holding period of six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such shares. For purposes of determining a shareholder's holding period for shares, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

FOREIGN TAXES

As set forth below under "Japanese Taxation," it is expected that certain income of the Fund will be subject to Japanese withholding taxes. If the Fund is liable for foreign income taxes, including such Japanese withholding taxes, the Fund expects to meet the requirements of the Code for "passing-through" to its shareholders the foreign taxes paid, but there can be no assurance that the Fund will be able to do so. Under the Code, if more than 50% of the value of the Fund's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass-through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, a shareholder will: (a) include in gross income (in addition to taxable dividends actually received) the shareholder's pro rata share of the foreign income taxes paid by the Fund; (b) treat the shareholder's pro rata share of such foreign income taxes as having been paid by the shareholder; and (c) subject to certain limitations, be entitled either to deduct the shareholder's pro rata share of such foreign income taxes in computing the shareholder's taxable income or to use it as a foreign tax credit against U.S. income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit.

Generally, a credit for foreign income taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax liability (before the credit) attributable to the shareholder's total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income (e.g., dividends paid by foreign companies) will be treated as foreign source income. The Fund's gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," including the portion of dividends received from the Fund that qualifies as foreign source income. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of the shareholder's proportionate share of the foreign income taxes paid by the Fund. A shareholder's ability to claim a credit for foreign taxes paid by the Fund may also be limited by applicable holding period requirements.

If the Fund does not make the election, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its net investment income. Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata shares of such taxes paid by the Fund, nor will shareholders be required to treat amounts their pro rata shares of such taxes as amounts distributed to them.

BACKUP WITHHOLDING

The Fund will be required to withhold U.S. federal income tax at the rates specified in the Code on of all taxable distributions payable to shareholders who fail to provide the Fund with their correct Taxpayer Identification Number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

A "foreign shareholder" is an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, a foreign partnership, or a foreign estate or trust. This disclosure assumes that a foreign shareholder's ownership of shares in the Fund is not effectively connected with a trade or business conducted by such foreign shareholder in the United States. A distribution of the Fund's net investment income (other than a distribution of "qualified interest income") to a foreign shareholder will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a foreign shareholder will be required to provide an Internal Revenue Service Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty.

Foreign shareholders may be subject to an increased U.S. federal income tax on their income resulting from the Fund's election (described above) to "pass-through" amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

A foreign shareholder generally will not be subject to U.S. federal income tax with respect to gain on the sale or redemption of shares of the Fund, distributions from the Fund of either net long-term capital gains or net short-term capital gains, distributions from the Fund of "qualified interest income," or amounts retained by the Fund which are designated as undistributed capital gains. In the case of a foreign shareholder who is a nonresident alien individual, however, gain arising from the sale or redemption of shares of the Fund, distributions of net long-term capital gains and amounts retained by the Fund which are designated as undistributed capital gains ordinarily will be subject to U.S. income tax at a rate of 30% if such individual is physically present in the U.S. for 183 days or more during the taxable year and, in the case of gain arising from the sale or redemption of Fund shares, either the gain is attributable to an office or other fixed place of business maintained by the shareholder in the United States or the shareholder has a "tax home" in the United States.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisor with respect to the particular tax consequences to them of investment in the Fund.

Notices

Shareholders will be notified annually by the Fund as to the U.S. federal income tax status of the dividends, distributions, and deemed distributions made by the Fund to its shareholder. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

JAPANESE TAXATION

The operations of the Fund as described herein do not, in the opinion of Nagashima Ohno & Tsunematsu, Japanese counsel for the Fund, involve the creation in Japan of a "permanent establishment" of the Fund by reason only of dealing in Japanese securities (whether or not such dealings are effected through securities firms or banks licensed in Japan) provided such dealings are conducted by the Fund from outside of Japan or by the Fund's independent agent acting in the ordinary course of its business in Japan, pursuant to the tax convention between the United States and Japan (the "Convention") as currently in force. Pursuant to the Convention, a Japanese withholding tax at the maximum rate of 10% is imposed upon dividends paid by a Japanese corporation to the Fund. Under Japanese tax laws, dividends derived by a non-resident of Japan having no permanent establishment in Japan from shares of stocks issued by Japanese corporations are generally subject to Japanese withholding tax, and the rate of such withholding tax is 20% in principle; however, with respect to dividends paid on stocks issued by Japanese corporations that are listed on any of the securities exchanges or traded in the over-the-counter market and if such non-resident is not an individual shareholder holding 5% or more of the total issued shares of stock issued by the relevant Japanese corporation, the withholding tax rate is reduced to 7% (with respect to any dividends which become due and payable on or before March 31, 2008) and 15% (with respect to any dividends which become due and payable thereafter). Further, under Japanese tax law, interest paid to a non-resident of Japan having no permanent establishment in Japan from debt securities issued by Japanese issuers is generally subject to Japanese withholding tax at the rate of 15%. Exemptions from the withholding tax may be available for certain interest paid on interest-bearing corporate bonds issued outside of Japan and payable outside of Japan as well as on Japanese government bonds. In addition, under Japanese tax law, interest paid to a non-resident of Japan having no permanent establishment in Japan form syndicated loans provided for business carried on within Japan by the recipient of such loans is generally subject to Japanese withholding tax at the rate of 20%. Pursuant to the Convention, (i) the maximum rate of 10% is applicable to any dividends to be paid by a Japanese corporation to a U.S. resident having no permanent establishment in Japan who is entitled to the full benefits thereunder (a "Eligible US Holder"),and (ii) the maximum rate of 10% is applicable to any interest sourced from Japan and received by an Eligible US Holder. So long as the Fund is a US Eligible Holder, it may claim the application of such treaty rates provided under the Convention, by timely filing appropriate treaty benefit claim forms with the Japanese tax authorities when the above-mentioned Japanese withholding tax rate provided under Japanese tax law for either dividends or interest exceeds any such treaty rate. Further, capital gains earned by an Eligible US Holder from disposition of securities issued by Japanese issuers will not generally be subject to Japanese income tax.

NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the NYSE on each day the NYSE is open for trading (the "Value Time"). The NYSE is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of a fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the NASDAQ Stock Market, Inc. ("NASDAQ") system or another over-the-counter ("OTC") market is valued at the NASDAQ official closing price on NASDAQ or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on NASDAQ or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on NASDAQ or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until expiration is valued at the evaluated price provided by the broker-dealer with which it was traded. An option contract on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until expiration is valued at the average of the evaluated prices provided by two broker-dealers. Futures contracts (and options thereon) are valued at the most recent settlement price as of the Value Time on such exchange. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate, which shall be determined not more than one hour before the Value Time based on information obtained from sources determined by the Advisor to be appropriate.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Fund's Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by a Fund's Pricing Committee.


DIRECTORS AND OFFICERS OF THE FUND

FUND DIRECTORS

Set forth below are the names, ages, positions with the Fund, length of term of office, principal occupations for the last five years, and any other directorships held of each of the persons currently serving as Directors of the Fund. Unless otherwise noted, the address of each Director is One Freedom Valley Drive, Oaks, Pennsylvania 19456. The term of office for each Director is until the next meeting of stockholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of stockholders, each

Director will hold office for an indeterminate period. The following charts list Directors as of January 27, 2005.


INTERESTED DIRECTORS

YASUO KANZAKI (73) - Director* (since 2001) - Special Advisor, Nikko CitiGroup Limited (financial services), August 2001 to present; Chairman Emeritus, Advisor, Nikko Cordial Corporation (financial services), August 2001 to present; Nikko Research Center Ltd (financial services), to July 2001.

INDEPENDENT DIRECTORS

WILLIAM L. GIVENS (75) - Director and Chairman of the Board of Directors (since
1978) - President, Twain Associates (consulting firm) since 1978.

LYNN S. BIRDSONG (58) - Director (since 2003) - Self Employed Consultant in the asset management industry, November 2002 to present; Partner, George Birdsong Co. (specialty advertising), January 1981 to present; Managing Director, Zurich Scudder Investment (asset management), January 1979 to April 2002; Director, The Hartford Funds, May 2003 to present; Director, Berkshire Farm for Youth, June 2003 to present.

SHINJI FUKUKAWA (74) - Director (since 2001) - Executive Advisor, Dentsu Inc. (advertisement), July 2002 to present; Senior Advisor, Global Industrial and Social Progress Research Institute (thinktank), December 1998 to present; Chief Executive Officer, Dentsu Institute for Human Studies (thinktank) from November 1994 to June 2002.

YOSHIHIKO MIYAUCHI (69) - Director (since 1996) - Chairman and Chief Executive Officer, ORIX Corporation (financial services), 2000 to present; President and Chief Executive Officer, ORIX Corporation, December 1980 to April 2000. Director, ORIX Baseball Club Co., Ltd.; Director, Nippon Venture Capital Co., Ltd.; Director, Fuji Xerox Co., Ltd.; Director, Aozora Bank, Ltd.; Director, Mercian Corporation; Director, Yasuda and Pama Limited; Director, ORIX Australia Corporation Limited; Director, Infrastructure Leasing & Financial Services Limited; Director, ORIX America, Inc.; Director, ORIX Commercial Alliance Corporation; Director, ORIX Financial Services, Inc.; Director, ORIX USA Corporation; Director, ORIX Capital Markets, LLC.; Director, ORIX Hawaii, Inc.; Director, Showa Shell Sekiya K.K.; Director; Sony Corporation.

WILLIAM V. RAPP (65) - Director (since 1998) - President, WV Research Associates, 1999 to present; Research Professor and Chair, Henry J. Leir International Trade and Business School of Management, New Jersey Institute of Technology, August 2000 to present; Senior Research Associate, Center on Japan Economy, Columbia University, May 1991 to present; Fulbright Professor, Ritsumeikan University, September 1999 to August 2000; Managing Director, Rue Associates, April 1991 to January 1999; Academic Director of International Relations, Yale University, July 1996 to 1999.

TAKEO SHIINA (75) - Director (since 1998) - Senior Advisor, IBM Japan, Ltd., December 1999 to present; Chairman, IBM Japan, Ltd., January 1993 to November 30, 1999; Director, Hoya Corporation (optoelectronic manufacturing), June 1995 to present; Director, Proudfoot Consulting, March 1996 to August 2000; Director, Air Products and Chemicals (gases and chemical manufacturing), June 1993 to

January 2000; Director, Mitsui O.S.K. Lines (marine transport), June 2000 to present; Director, Meiji Seika Kaisha, Ltd. (confectionary), June 2001 to present; Director, The Tokyo Star Bank, Ltd., June 2001.

TAKESHI ISAYAMA (62) - Director (since January 2005) - Vice Chairman, Nissan Motor Co., September 2001 to present; Visiting Scholar, Asia Pacific Research Center, Stanford University, September 2000 to 2001; Adviser, Mitsui Marine & Fire Insurance Co., Ltd., October 1999 to August 2001; Adviser, Mechanical Social Systems Foundation (mechanical engineering research), October 1999 to 2000.

------------------------------------------------
* Mr. Kanzaki isconsidered by the Fund and its counsel to be an Interested Director because of his affiliation with a broker-dealer.


FUND OFFICERS

Set forth below are the names, ages, positions with the Fund, length of term of office, principal occupations for the last five years, and any other directorships held of each of the persons currently serving as officers of the Fund. Unless otherwise noted, the address of each officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the Fund. The following chart lists Officers as of January 27, 2005.

JOHN F. MCNAMARA (62) - President (since 2002) - President and Chief Executive Officer of Fidelity Management and Trust Company, 1998 to 2001; Executive Vice President and Chief Operating Officer, United Asset Management, 1992 to 1998. Officer of Greater Boston YMCA, Brigham & Women's Orthopedic Group, I Have A Dream Foundation.

PETER GOLDEN (40) - Treasurer and Controller and Chief Financial Officer* (since
2002) - Accounting Director of the Administrator since June 2001; Vice President, Funds Administration, J.P. Morgan Chase & Co., 2000 to 2001; Vice President of Pension and Mutual Fund Accounting, Chase Manhattan Bank, 1997 to 2000.

TIMOTHY D. BARTO (36) - Vice President and Assistant Secretary* (since 2002) - Vice President and Assistant Secretary of the Administrator and the Distributor since 1999; Associate, Dechert (law firm), 1997 to 1999.

JOHN MUNERA (41) - Vice President and Assistant Secretary* (since 2003) - Compliance Officer of the Administrator and Distributor since 2001; Supervising Examiner, Federal Reserve Bank of Philadelphia, 1998 to 2001.

SOFIA A. ROSALA (31) - Vice President and Secretary* (since 2005) - Corporate Counsel of the Administrator since 2004. Compliance Officer of SEI Investments Company since September 2001. Account and Product Consultant, SEI Private Trust Company, 1998-2001.

PHILIP T. MASTERSON (40) - Vice President and Assistant Secretary* (since January 2005) - Joined SEI Investments Company in August 2004. General Counsel, Citco Mutual Fund Services (2003-2004). OppenheimerFunds, Vice President and Assistant Counsel (1997-2001) and Vice President and

Associate Counsel (2001-2003).

JAMES NDIAYE (36) - Vice President and Assistant Secretary* (since October 2004)
- Joined SEI Investments Company in October 2004. Vice President, Deutsche Asset Management (2003-2004). Associate, Morgan, Lewis & Bockius LLP (2000-2003). Assistant Vice President, ING Variable Annuities Group (1999-2000).

-------------------------------------------------
* These officers of the Fund also serve as officers to one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

DIRECTORS' RESPONSIBILITIES. The Board's primary responsibility is to represent the interests of the Fund's shareholders and to provide oversight of the management of the Fund. Currently, 87.5% of the Board is comprised of Non-Interested Directors ("Independent Directors").

The Directors meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. For the Fund's most recently completed fiscal year, the Directors conducted twenty (20) meetings to deal with fund issues (including regular and special board and committee meetings). These meetings included four (4) regular board meetings, three (3) special board meetings, nine (9) valuation committee meetings, three (3) audit committee meetings and one (1) Executive Committee meeting.

The Independent Directors review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. FMR became the Fund's investment advisor on October 7, 2002. In connection with the Board's decision to hire a new advisor, the Directors considered a number of candidates and considered such information and factors as they believed relevant to the interests of the shareholders of the Fund.


BOARD COMMITTEES. The following table provides information regarding the Fund's standing committees, including certain of each committee's principal functions.

AUDIT COMMITTEE. The Audit Committee recommends the selection of the Fund's independent auditor to the Board; reviews the independence of such firm; reviews the scope of audit and internal controls and; considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices. Messrs. Givens, Isayama, Miyauchi, Rapp, Shiina, Fukukawa and Birdsong currently serve as members of the Audit Committee. The Audit Committee met three (3) times in the Fund's most recently completed fiscal year.

NOMINATING COMMITTEE. The Nominating Committee selects and nominates directors for the Fund. Fund shareholders may also submit nominees that will be considered by the Nominating Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund. Messrs. Givens, Isayama, Miyauchi, Rapp, Shiina and Birdsong currently serve as members of the Nominating Committee. The Nominating Committee did not met in the Fund's most recently completed fiscal year.

VALUATION COMMITTEE. The Valuation Committee oversees Fund valuation matters such as valuation methodologies. The Valuation Committee also establishes "fair valuation" procedures to determine fair market value of securities held by the Fund when actual market values are unavailable. Messrs. Givens, Rapp, Birdsong, McNamara and Golden currently serve as members of the Valuation Committee. The Valuation Committee met nine (9) times in the Fund's most recently completed fiscal year.

EXECUTIVE COMMITTEE. The Executive Committee is empowered with all of the powers of the Directors not otherwise delegated, to the extent permitted by law, when the full Board is not in session. These duties and powers include, but are not limited to: the determination of persons to serve as members of the Board who are not "interested persons" and the nomination of the appropriate number of candidates for election as "non-interested" members of the Board in connection with each meeting of shareholders at which members of the Board are to be elected, or which is to be filled by a non-interested member of the Board. Messrs. Givens, Rapp and Miyauchi currently serve as members of the Executive Committee. The Executive Committee met one (1) time in the Fund's most recently completed fiscal year.

BOARD APPROVAL OF EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS. The Board of Directors (the "Board") is scheduled to meet four times a year. The Board believes that matters bearing on the Fund's Advisory Agreement and Sub-Advisory Agreements (the "Agreements") are considered at most, if not all, of its meetings. In connection with their meetings, the Board received information specifically relating to the existing Agreements derived from a number of sources and covering a range of issues. These materials included (a) information on the investment performance of the Fund, relative to a peer group of the Fund and an appropriate index, and (b) the economic outlook and general investment outlook in the markets in which the Fund invests. The Board, including the Non-Interested Directors, also consider other material facts such as (a) the Advisor's results, (b) the allocation of the Fund's brokerage (including (i) allocations, if any, to brokers affiliated with the Advisor or Sub-Advisors,
(ii) the use of "soft" commission dollars to pay for research, and (iii) whether brokerage commissions were used to pay Fund expenses), (c) the resources devoted to and the record of compliance with the Fund's (i) investment policy, (ii) investment restrictions and (iii) policies on personal securities transactions.

Annually additional information is furnished to the Board, including, among other items, information on and analysis of (a) the overall organization of the Advisor and Sub-Advisors, (b) investment management staffing, and (c) operating expenses, if any, paid by third parties.

The Board, including the Non-Interested Directors, also considered the services provided to the Fund by the Advisor and Sub-Advisors under the Agreements, and the personnel who provide these services. In addition to the investment advisory services, the Board considered the other direct and indirect benefits to the Fund, such as the Fund participation in the Fidelity Commission Recapture Program. The Board also considered the direct and indirect benefits to the Advisor and Sub-Advisors from their relationship with the Fund. It also considered the amount and nature of fees paid by shareholders.

The Board of Directors, including the Non-Interested Directors, considered (a) the Fund's expense ratio, (b) the expense ratios of a peer group of funds, (c) whether the Fund has operated within its investment objective, and (d) the potential for achieving further economies of scale.

In connection with its annual review of the Agreements, the benefits considered by the Board included the Advisor's compensation for advisory services under the Agreements. The Board also considered the Advisor's and Sub-Advisors access to research services from brokers to which the Advisor's and Sub-Advisors may have allocated Fund brokerage in a "soft dollar" arrangement. The Board took into account the various services provided to the Fund by the Advisor and Sub-Advisors, including the services required to manage a portfolio of Japanese securities and reallocation of assets on an ongoing basis. The Board noted that the Fund's management fee (excluding the administration fee) was slightly lower than the average and median of the other funds in its Lipper category, that the Fund's management fee (including the administration fee) was slightly higher than the average and median of other funds in its Lipper category and that its overall operating expenses were lower than the average and median of funds in its Lipper category. The Board also reviewed the Fund's investment performance, during the time the Advisor and Sub-Advisors managed the Fund and compared it to prior performance of the Fund, as well as to the performance of a peer group of mutual funds, and the performance of an appropriate index. Based on the information reviewed and its discussions, the Board, including a majority of the Non-Interested Directors, concluded that the management fee rate was reasonable in relation to the services provided, and that the existing Agreements should be approved.

The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale that the Advisor's and Sub-Advisors may experience as a result of growth in the Fund's assets. The Board determined that the management fee structure, which includes breakpoints that reduce the management fee rate as the Fund's assets increase, allows the Fund to participate in such economies of scale. The Non-Interested Directors were represented by independent counsel who assisted them in their deliberations.

The following table shows the dollar amount range of each Director's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year.

--------------------------------------------------------------------------------
                                             AGGREGATE DOLLAR RANGE OF SHARES
                         DOLLAR RANGE OF          OWNED OF ALL FMR ADVISED
NAME OF DIRECTOR        FUND SHARES OWNED       FUNDS OVERSEEN BY DIRECTORS*
--------------------------------------------------------------------------------
                              INTERESTED DIRECTORS
--------------------------------------------------------------------------------
Yasuo Kanzaki                    None                      None
--------------------------------------------------------------------------------
                             INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
Lynn S. Birdsong          $1 - $10,000                     $1- $10,000
--------------------------------------------------------------------------------
Shinji Fukukawa           None                             None
--------------------------------------------------------------------------------
William L. Givens         $1 - $10,000                     $1 - $10,000
--------------------------------------------------------------------------------
Takeshi Isayama           None                             None
--------------------------------------------------------------------------------
Yoshihiko Miyauchi        None                             None
--------------------------------------------------------------------------------
William V. Rapp           $50,001 - $100,000               $50,001 - $100,000
--------------------------------------------------------------------------------
Takeo Shiina              None                             None
--------------------------------------------------------------------------------
*     Valuation date is December 31, 2004.


The Executive Committee of the Fund's Board, which currently consists of Messrs. Givens, Miyauchi and Rapp, has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Fund when the Board is not in session, except as provided by law and except the power to increase or decrease, or fill vacancies on, the Board.

None of the Independent Directors owned securities beneficially of the Advisor, Distributor or any person directly or indirectly controlling, controlled by or under common control within the Advisor.

As of December 31, 2004, all Directors and officers of The Japan Fund, Inc. as a group, owned beneficially (as that term is defined in Section 13 (d) of The Securities and Exchange Act of 1934) less than 1% of the outstanding shares of any class.

As of April 1, 2005, 11,743,649.572 shares in the aggregate, or 29.17% of the outstanding shares of the Fund were held in the name of Charles Schwab & Co. Inc., Attn: Mutual Funds Department, 101 Montgomery Street, San Francisco, California 94104-4122, who may be deemed to be beneficial owner of such shares.

To the knowledge of the Fund, no person is a control person of the Fund within the meaning ascribed to such term under the 1933 Act, as amended.

REMUNERATION. Each Independent Director receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Director for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, or participation as speakers at directors' conferences. Under special circumstances, it is possible that a Director could receive additional compensation for services outside of the normal scope of a Director's responsibilities.

Under a retirement program (the "RETIREMENT PLAN"), Independent Directors who met certain criteria became eligible to participate in an unfunded non-qualified, non-contributory defined benefit retirement program. Under this Retirement Plan, monthly payments were made for a period of 120 months by the Fund based on the individual's final-year basic Director's fees and length of service. In a meeting held by the Board on June 9, 2004, the Board approved the termination of the Retirement Plan effective April 30, 2004. Upon termination, each eligible participant received a single sum payment from the Fund calculated as of April 30, 2004, with interest through June 30, 2004. The total amount of such payments from the Fund was $260,392. In determining the actuarial present value of the benefit obligation, the interest rate used for the weighted average discount rate was 6.00%. Additionally, prior to the termination of the Retirement Plan, the Fund paid $12,500 to eligible participants from this program. The termination of the Retirement Plan resulted in net income to the Fund due to the amounts the Fund had accrued as pension expense under the Plan in previous years. Therefore, for the fiscal year ended December 31, 2004 as a whole, the Fund did not accrue any pension or retirement benefit expense.

Members of the Board who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund.

DIRECTOR COMPENSATION

The following table shows the aggregate compensation received by each unaffiliated director during 2004 from the Fund. None of the Directors serve on any boards for the FMR or SEI Funds.

----------------------------------------------------------------------------------------
                          AGGREGATE                         TOTAL COMPENSATION FROM THE
NAME OF DIRECTOR        COMPENSATION*  RETIREMENT BENEFITS     FUND AND FUND COMPLEX**
----------------------------------------------------------------------------------------
                              INTERESTED DIRECTORS
----------------------------------------------------------------------------------------
Yasuo Kanzaki             $22,094.31        $15,257.60            $38,476.91
----------------------------------------------------------------------------------------
                             INDEPENDENT DIRECTORS
----------------------------------------------------------------------------------------
William L. Givens(1)      $48,090.05        $45,804.85            $93,894.90
----------------------------------------------------------------------------------------
Lynn S. Birdsong          $28,884.91        $0                    $28,884.91
----------------------------------------------------------------------------------------
Shinji Fukukawa           $28,360.35        $14,112.47            $42,472.82
----------------------------------------------------------------------------------------
Thomas M. Hout(2)         $27,298.30        $18,532.20            $45,830.50
----------------------------------------------------------------------------------------
Takeshi Isayama(3)        $0                $0                    $0
----------------------------------------------------------------------------------------
Yoshihiko Miyauchi        $27,215.12        $32,037.74            $59,252.86
----------------------------------------------------------------------------------------
William V. Rapp           $20,367.52        $36,625.56            $56,993.08
----------------------------------------------------------------------------------------
Takeo Shiina              $29,048.86        $27,569.94            $56,618.80
----------------------------------------------------------------------------------------
                               HONORARY DIRECTORS
----------------------------------------------------------------------------------------
Allan Comrie              $0                $0                    $0
----------------------------------------------------------------------------------------
Minoru Makihara           $0                $0                    $0
----------------------------------------------------------------------------------------
Jonathan Mason            $0                $0                    $0
----------------------------------------------------------------------------------------
James W. Morley           $500.00           $0                    $500.00
----------------------------------------------------------------------------------------
Henry Rosovsky            $1,500.00         $30,246.60            $31,746.60
----------------------------------------------------------------------------------------
Robert G. Stone, Jr.      $1,500.00         $6,816.85             $8,316.85
----------------------------------------------------------------------------------------
O. Robert Theurkauf       $0                $0                    $0
----------------------------------------------------------------------------------------
Hiroshi Yamanaka          $3,375.00         $33,388.50            $36,763.50
----------------------------------------------------------------------------------------

*        Does not include pension or retirement benefits.
** The Fund is the only investment company in the "Fund Complex." Does not include pension or retirement benefits accrued.
(1) Includes an additional $10,000 in retainer fees in his role as Chairman of the Board of Directors.
(2)      Resigned position of Director on October 28, 2004.
(3)      Appointed Director on January 27, 2005.

ORGANIZATION OF THE FUND

The Fund was incorporated under the laws of the State of Maryland in 1961.

The authorized capital stock of the Fund consists of 600,000,000 shares of a par value of $0.33 1/3 each -- of which one hundred million (100,000,000) of such shares are designated as "AARP Shares" of Common Stock and five hundred million (500,000,000) of such shares are designated as Class S shares of Common Stock. The AARP shares are not currently offered to shareholders. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value, subject to such changes as may be applicable, at the option of the shareholder. Shares have no preemptive or conversion rights.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board.

ADDITIONAL INFORMATION

INTERNET ACCESS

World Wide Website -- The Fund's website address is http://www.thejapanfund.com. This site offers guidance on global investing and developing strategies to help meet financial goals. The site also enables users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the prospectus. Users can fill out new account forms on-line, order free software, and request literature on the Fund.

The documents referred to after the tabular and textual information appearing herein under the caption "SECURITIES MARKETS IN JAPAN" as being the source of the statistical or other information contained in such tables or text are in all cases public official documents of Japan, its agencies, The Bank of Japan or the Japanese Stock Exchange, with the exception of the public official documents of the United Nations and of the International Monetary Fund.

OTHER INFORMATION

Many of the investment changes in the Fund will be made at prices different from those market prices prevailing at the time such changes are reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Fund's Advisor in light of the objectives and policies of the Fund, and such factors as its other portfolio holdings and tax considerations and should not be construed as recommendations for similar action by other investors.

The CUSIP number of shares of the Fund is 471070-10-2.

The Fund may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.

The Fund's prospectus and this SAI omit certain information contained in the registration statement which the Fund has filed with the Securities and Exchange Commission (the "SEC") under the 1933 Act, as amended, and reference is hereby made to the registration statement for further information with respect to the Fund and the securities offered hereby. The Fund's registration statement is available for inspection by the public at the SEC in Washington, D.C. or online at www.sec.gov.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Fund to the Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review the Fund's proxy voting record.

The Trust is required to disclose annually the Fund's complete proxy voting records on Form N-PX. The Funds' proxy voting record for the most recent 12 month period ended June 30th is available upon request by calling the Fund at 1-800-535-2726. The Fund's Form N-PX is also available on the SEC's website at www.sec.gov.

FINANCIAL STATEMENTS



The financial statements, including the investment portfolio of the Fund, together with the Report of PricewaterhouseCoopers LLP, independent registered public accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated December 31, 2004, and the unaudited semi-annual report dated June 30, 2004 are incorporated herein by reference and are hereby deemed to be a part of this SAI.

                       APPENDIX A - DESCRIPTION OF RATINGS

The following is a description of the ratings given by Moody's Investor Services ("Moody"), Standard & Poor's ("S&P") and Fitch, Inc. ("Fitch") to corporate and municipal bonds, corporate and municipal commercial paper and municipal notes.

CORPORATE AND MUNICIPAL BONDS

MOODY'S

The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa". Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest degree of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations, neither highly protected nor poorly secured. Moody's applies numerical modifiers 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of the category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

S&P

The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB". Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the higher rated issues only in small degree". Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible to" adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead a "weakened capacity" to make such payments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

FITCH

The four highest ratings of Fitch for corporate and municipal bonds are "AAA," "AA," "A" and "BBB". Bonds rated "AAA" are considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F1+". Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher rates. Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse effects on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with greater ratings.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER

MOODY'S

The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term obligations".

S&P

The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is strong". Commercial paper with "overwhelming safety characteristics" will be rated "A-1+".

FITCH

The rating "F-1" is the highest rating assigned by Fitch. Among the factors considered by Fitch in assigning this rating are: (1) the issuer's liquidity;
(2) its standing in the industry; (3) the size of its debt; (4) its ability to service its debt; (5) its profitability; (6) its return on equity; (7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer's commercial paper is rated "F-1".

MUNICIPAL NOTES

MOODY'S

The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG-" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P

The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

FITCH

The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2".

Fidelity and Fidelity Investments are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

                         EXHIBIT B- PROXY VOTING SUMMARY


                      FIDELITY FUND PROXY VOTING GUIDELINES

                     (INCLUDING FUNDS SUB-ADVISED BY FMR CO.

              FOR WHICH FMR CO. HAS BEEN GRANTED VOTING AUTHORITY)

                                   MARCH 2005

I.     General Principles

        A. Except as set forth herein, FMR will generally vote in favor of routine management proposals. FMR will generally oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

        B. Non-routine proposals will generally be voted in accordance with the guidelines.

        C. Non-routine proposals not covered by the following guidelines or other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by the General Counsel or Compliance Officer of FMR or the General Counsel of FMR Corp. A significant pattern of such proposals or other special circumstances should be referred to the Operations Committee or its designee.


        D. Voting of shares will be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Proxy Voting Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

        E. The FMR Investment & Advisor Compliance Department votes proxies. In the event an Investment & Advisor Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests of Fidelity and its customers.

II.    Definitions (as used in this document)

        A. Large capitalization company - a company included in the Russell 1000 stock index.

        B. Small capitalization company - a company not included in the Russell 1000 stock index.

        C. Anti-takeover plan - includes fair price amendments; classified boards; "blank check" preferred stock; golden and tin parachutes; supermajority provisions; poison pills; and any other plan that eliminates or limits shareholder rights.

        D. Poison Pill Plan - a strategy employed by a potential take-over/target company to make its stock less attractive to an acquirer. Such Plans are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

        E. Golden parachute - accelerated options and/or employment contracts for officers and directors that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination following a change in control.

        F. Tin parachute - accelerated options and/or employment contracts for employees beyond officers and directors that will result in a lump sum payment in the event of termination.

        G. Sunset provision - a condition in a charter or plan that specifies an expiration date.

        H. Greenmail - payment of a premium to a raider trying to take over a company through a proxy contest or other means.

III.   Directors

       A.  Incumbent Directors

           FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. FMR will also generally withhold authority on the election of directors if:

           1. An anti-takeover provision was introduced, an anti-takeover provision was extended, or a new anti-takeover provision was adopted upon the expiration of an existing anti-takeover provision, without shareholder approval except as set forth below.

                  With respect to poison pills, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a poison pill is introduced, extended, or adopted:

                  a. The poison pill includes a sunset provision of less than 5 years;

                  b. The poison pill is linked to a business strategy that will result in greater value for the shareholders; and

                  c. Shareholder approval is required to reinstate the poison pill upon expiration.

                  FMR will also not consider withholding authority on the election of directors when one or more of the conditions above are not met if the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing poison pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

           2. The company refuses, upon request by FMR, to amend a Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

           3. Within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers and directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors, or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

           4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants.

       B.  Indemnification.

           FMR will generally vote in favor of charter and by-laws amendments expanding the indemnification of Directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

       C.  Independent Chairperson

           FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

IV.    Compensation

        A. Equity Award Plans (including stock options, restricted stock awards, and other stock awards)

           FMR will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:

              1. (a) The dilution effect of the shares authorized under the plan plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10% (for large capitalization companies) or 15% (for small capitalization companies) and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the Plan or the amendments is acceptable.

              2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of the grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the Board/Committee has repriced options outstanding under the plan in the past 2 years.

                  However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms or board resolution, are met:

                  a. The repricing is rarely used and, when used, is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

                  b. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

              3. The Board may materially alter the plan without shareholder approval, including by increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion.

              4. The granting of awards to non-employee directors is subject to management discretion.

              5. In the case of stock awards, the restriction period, or holding period after exercise, is less than 3 years for non-performance-based awards, and less than 1 year for performance-based awards.

              FMR will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with guidelines 2(a), 3, and 4 immediately above, the following two conditions are met:

              1. The shares are granted by a compensation committee composed entirely of independent directors; and

              2. The shares are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

       B.  Equity Exchanges and Repricing

       FMR will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:

       1.  Whether the proposal excludes senior management and directors;

        2. Whether the equity proposed to be exchanged or repriced exceeded FMR's dilution thresholds when initially granted;

        3. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

        4. The company's relative performance compared to other companies within the relevant industry or industries;

        5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

        6. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

        C.  Employee Stock Purchase Plans

            FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

        D.  Employee Stock Ownership Plans (ESOPs)

            FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

        E.  Executive Compensation

            FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

V.          Anti-Takeover Plans

            FMR will generally vote against a proposal to adopt or approve the adoption of an anti-takeover plan unless:

            A. The proposal requires that shareholders be given the opportunity to vote on the adoption of anti-takeover provision amendments.

            B.     The anti-takeover plan includes the following:

                   1. the board ha adopted an anti-takeover plan with a sunset provision of no greater than 5 years;

                   2. the anti-takeover plan is linked to a business strategy that is expected to result in greater value for the shareholders;

                   3. shareholder approval is required to reinstate the
                      anti-takeover plan upon expiration;

                   4. the anti-takeover plan contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and

                   5. the anti-takeover plan allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

            C. It is an anti-greenmail proposal that does not include other anti-takeover provisions.

            D. It is a fair price amendment that considers a two-year price history or less.

                  FMR will generally vote in favor of proposals to eliminate anti-takeover plans. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI.         Capital Structure/Incorporation

            A.     Increases in Common Stock

                   FMR will generally vote against a provision to increase a Company's common stock if such increase is greater than 3 times outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase of up to 5 times is generally acceptable.

            B.     New Classes of Shares

                   FMR will generally vote against the introduction of new classes of common stock with differential voting rights.

           C.     Cumulative Voting

                  FMR will generally vote in favor of introduction and against elimination of cumulative voting rights where this is determined to enhance portfolio interests of minority shareholders.

           D.     Acquisition or Business Combination Statues

                  FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

           E.     Incorporation of Reincorporation in Another State or Country

                  FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if
                  (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII.       Auditors

       A. FMR will generally vote against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the selection of the company's auditor.

       B. FMR will generally vote against shareholder proposals calling for or recommending the prohibition of limitation of the performance of non-audit services by a portfolio company's auditor. FMR will also generally vote against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

VIII.      Other

           A.     Voting Process

                  FMR will generally vote in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

           B.     Regulated Industries

                  Voting of shares in securities of any regulated industry (e.g., US banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no Fund or group of Funds has acquired control of such organization.

                              THE JAPAN FUND, INC.
                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS:


(a)(1) The Japan Fund Inc.'s (the "Registrant") Articles of Amendment and Restatement of the Articles of Incorporation dated January 7, 1992 are incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement.
(a)(2) Registrant's Articles of Amendment dated December 23, 1997 are incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement.
(a)(3) Registrant's Articles Supplementary, dated April 27, 2000, are incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement.
(a)(4) Registrant's Articles of Amendment, dated October 3, 2002 are incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.
(b)(1) Registrant's By-Laws as amended through July 23, 1993 is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.
(b)(2) Amendment to Registrant's By-Laws dated July 22, 1995 is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement.
(b)(3) Amendment to Registrant's By-Laws dated April 25, 1996 is incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement.
(b)(4) Amendment to Registrant's By-Laws dated October 25, 1996 is incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement.
(b)(5) Amendment to Registrant's By-Laws dated October 16, 1997 is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement.
(b)(6) Amendment to Registrant's By-Laws dated August 14, 1998 is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement.
(b)(7) Amendment to Registrant's By-Laws dated April 22, 1999 is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.
(b)(8) Amendment to Registrant's By-Laws dated April 28, 2000 is incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement.
(b)(9) Registrant's Amended and Restated By-Laws dated June 28, 2002 are incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

(b)(10) Registrant's Amended and Restated By-Laws dated January 27, 2005 is filed herewith.

(c)               Not Applicable.
(d)(1) Investment Advisory Agreement dated October 7, 2002 between the Registrant and Fidelity Management & Research Company is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.
(d)(2) Investment Subadvisory Agreement dated October 7, 2002 between FMR Co., Inc. and Fidelity Management & Research Company is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement.
(d)(3) Investment Subadvisory Agreement dated October 7, 2002 between Fidelity Management & Research Company and Fidelity International Investment Advisors is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement.
(d)(4) Investment Subadvisory Agreement dated October 7, 2002 between Fidelity Investments Japan Limited and Fidelity International Investment Advisors is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement.
(d)(5) Investment Subadvisory Agreement dated October 7, 2002 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement.
(d)(6) Investment Subadvisory Agreement dated October 7, 2002 between Fidelity Management & Research (Far East), Inc. and Fidelity Investments Japan Limited is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement.
(d)(7) Investment Subadvisory Agreement dated October 7, 2002 between Fidelity International Investment Advisors (U.K) Limited and Fidelity International Investment Advisors is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement.
(d)(8) Investment Subadvisory Agreement dated October 7, 2002 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement.
(e)(1) Distribution Agreement dated October 4, 2002 between the Registrant and SEI Investments Distribution Co. is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

(e)(2) Distribution Agreement dated July 29, 2004 between the Registrant and SEI Investments Distribution Co. is filed herewith.

(f)               Not Applicable.
(g)(1) Custodian Agreement between the Registrant and Brown Brothers Harriman & Company dated April 21, 1995 is incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement.
(g)(2) Custodian Agreement dated as of January 22, 2003 between the Registrant and Brown Brothers Harriman & Company is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.
(h)(1) Administration Agreement dated June 28, 2002 between the Registrant and SEI Investments Mutual Funds Services is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.
(h)(2) Transfer Agency and Service Agreement and Fee Schedule dated October 4, 2002 between the Registrant and Forum Shareholder Services, LLC is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.
(h)(3) COMPASS and TRAK 2000 Service Agreement dated July 19, 1996 is incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement.
(h)(4) Registrant's Shareholder Services Agreement dated October 4, 2002 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.
(i) Opinion and Consent of Counsel is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.
(j)(1) Consent of Independent Registered Public Accounting Firm is filed herewith.
(j)(2)(a) Power of Attorney for William V. Rapp is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.
(j)(2)(b) Power of Attorney for Takeo Shiina is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

(j)(2)(c) Power of Attorney for Yoshihiko Miyauchi is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.
(j)(2)(d) Power of attorney for Yasuo Kanzaki is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.
(j)(2)(e) Power of Attorney for William L. Givens is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.
(j)(2)(f) Power of Attorney for Shinji Fukukawa is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.
(j)(2)(g) Power of Attorney for Lynn S. Birdsong is incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement.

(j)(2)(h) Power of Attorney for Takeshi Isayama is incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement.

(k)               Inapplicable.
(l)               Inapplicable.
(m)               Inapplicable.
(n)               Inapplicable.
(o)               Inapplicable.
(p)(1) Registrant's Code of Ethics dated as of April 17, 2003 is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement.
(p)(2) Code of Ethics for Fidelity Management & Research Company is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.
(p)(3) Code of Ethics of Fidelity International Limited is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.

(p)(4) SEI Investments Company Code of Ethics and Insider Trading Policy dated January 2005 is filed herewith.
(p)(5) Fidelity Investments Code of Ethics for Personal Investing as effective January 1, 2005 is filed herewith.
(p)(6) Fidelity International Limited Code of Ethics as effective January 1, 2005 is filed herewith.

ITEM 24.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

                  None.

ITEM 25.          INDEMNIFICATION:

A policy of insurance covering the distributor, its subsidiaries and all of the registered investment companies that SEI Investments Distribution Co. serves as distributor to, insures the Registrant's Directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent, error or accidental omission in the scope of their duties.

Article Eighth of Registrant's Articles of Amendment and Restatement of the Articles of Incorporation dated January 7,1992 provides as follows:

EIGHTH:

(1) Each director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he is made a party by reason of his being or having been a director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the director or officer of liability to the Corporation or its stockholders for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or in the event of a settlement, each director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against payment made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon receipt by the Corporation of a written opinion of independent counsel selected by the Board of Directors, or the adoption by a majority of the entire Board (in which majority there shall not be included any director who shall have or shall at any time have had any financial interest adverse to the Corporation in such action, suit or proceeding or the subject matter or outcome thereof) of a resolution, to the effect that the director or officer has no liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Such a determination by independent counsel or by the Board of Directors and the payment of amounts by the Corporation on the basis thereof shall not prevent a stockholder from challenging such indemnification by appropriate legal proceeding on the grounds that the director or officer was liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The foregoing rights and indemnification shall not be exclusive of any other right to which the officers and directors may be entitled according to law.

(2) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of this Corporation shall be personally liable to the Corporation or its stockholders for money damages. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal. This paragraph (2) shall not protect any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would be otherwise subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS:

FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)

FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.


FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)

FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3rd
Chairman of the Board and Director of Fidelity Management & Research Company
(FMR), FMR Co., Inc. (FMRC), Fidelity Management & Research (Far East) Inc. (FMR Far East), and Fidelity Investments Money Management, Inc. (FIMM); Chief Executive Officer, Chairman of the Board, and Director of FMR Corp.; Trustee of funds advised by FMR.

Abigail P. Johnson
President and Director of FMR, FMRC, and FIMM; Senior Vice President and Trustee of funds advised by FMR; Director of FMR Corp.

Thomas Allen
Vice President of FMR, FMRC, and a fund advised by FMR.

Paul Antico
Vice President of FMR, FMRC, and a fund advised by FMR.

Ramin Arani
Vice President of FMR, FMRC, and a fund advised by FMR.

John Avery
Vice President of FMR, FMRC, and a fund advised by FMR.

David Bagnani
Vice President of FMR and FMRC (2004).

Robert Bertelson
Vice President of FMR, FMRC, and a fund advised by FMR.

Stephen Binder
Vice President of FMR, FMRC and a fund advised by FMR.

William Bower
Vice President of FMR, FMRC, and funds advised by FMR.

Philip L. Bullen
Senior Vice President of FMR and FMRC; Vice President of certain Equity funds advised by FMR; President and Director of FMR Far East and Fidelity Management & Research (U.K.) Inc. (FMR U.K.); Director of Strategic Advisers, Inc.

Steve Buller
Vice President of FMR, FMRC, and funds advised by FMR.

John J. Burke
Vice President of FMR (2004).

John H. Carlson
Senior Vice President of FMR and FMRC (2003); Vice President of funds advised by FMR; Previously served as Vice President of FMR, FMRC (2003).

James Catudal
Vice President of FMR, FMRC, and a fund advised by FMR.

Ren Y. Cheng
Vice President of FMR, FMRC, and funds advised by FMR.

C. Robert Chow
Vice President of FMR, FMRC, and a fund advised by FMR.

Dwight D. Churchill
Senior Vice President of FMR and FIMM and Vice President of Fixed-Income funds advised by FMR.

Timothy Cohen
Vice President of FMR, FMRC, and a fund advised by FMR (2003).

Katherine Collins
Senior Vice President of FMR and FMRC (2003); Previously served as Vice President of FMR and FMRC (2003).

Michael Connolly Vice President of FMR and FMRC.

Matthew Conti
Vice President of FMR, FMRC, and funds advised by FMR (2003).

William Danoff
Senior Vice President of FMR, FMRC, and Vice President of funds advised by FMR.

Joseph Day
Vice President of FMR and FMRC (2003).

Scott E. DeSano
Senior Vice President of FMR and FMRC.

Penelope Dobkin
Vice President of FMR, FMRC, and a fund advised by FMR.

Julie Donovan
Vice President of FMR and FMRC (2003).

Walter C. Donovan
Senior Vice President of FMR and FMRC (2003); Previously served as Vice President of FMR and FMRC (2003).

Bettina Doulton
Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

Stephen DuFour
Vice President of FMR, FMRC, and funds advised by FMR.

William Eigen
Vice President of FMR, FMRC, Strategic Advisers, Inc. (2004), and funds advised by FMR.

Michael Elizondo
Vice President of FMR and FMRC (2004).

Bahaa Fam
Vice President of FMR, FMRC, and funds advised by FMR.

Robert Scott Feldman
Vice President of FMR and FMRC (2003).

Richard B. Fentin
Senior Vice President of FMR and FMRC and Vice President of a fund advised by FMR.

Keith Ferguson
Previously served as Vice President of FMR and FMRC (2005).

Karen Firestone
Vice President of FMR, FMRC, and funds advised by FMR.

Jay Freedman
Assistant Secretary of FMR, FMRC and Fidelity Distributors Corporation (FDC); Secretary of FMR U.K., FMR Far East, FIMM, and Strategic Advisers, Inc., and FMR Corp.

Christopher J. Goudie
Vice President of FMR and FMRC (2004).

Bart A. Grenier
Senior Vice President of FMR and FMRC; Vice President of certain Equity and High Income funds advised by FMR; President and Director of Strategic Advisers, Inc.

Robert J. Haber
Senior Vice President of FMR and FMRC.

Richard C. Habermann
Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

John F. Haley
Vice President of FMR and FMRC (2003).

Karen Hammond
Assistant Treasurer of FMR, FMRC, FMR U.K., FMR Far East, and FIMM (2003); Vice President of FMR U.K., FMR Far East, FIMM, and Strategic Advisers, Inc. (2003); Treasurer of Strategic Advisers, Inc. and FMR Corp. (2003).

Brian J. Hanson
Vice President of FMR and FMRC (2004).

James Harmon
Vice President of FMR, FMRC, and funds advised by FMR.

Lionel Harris
Previously served as Vice President of FMR and FMRC (2003).

Ian Hart
Vice President of FMR, FMRC and funds advised by FMR.

John Hebble
Vice President of FMR (2003).

Timothy Heffernan
Vice President of FMR and FMRC (2003).

Thomas Hense
Vice President of FMR and FMRC.

Cesar Hernandez
 Vice President of FMR and FMRC.

Bruce T. Herring Vice President of FMR and FMRC.

Adam Hetnarski
Vice President of FMR, FMRC, and funds advised by FMR.

Frederick D. Hoff, Jr.
Vice President of FMR, FMRC, and a fund advised by FMR.

Brian Hogan
Vice President of FMR and FMRC.

Michael T. Jenkins
Vice President of FMR and FMRC (2004).

David B. Jones
Vice President of FMR.

Rajiv Kaul
Vice President of FMR, FMRC, and funds advised by FMR (2003).

Steven Kaye
Senior Vice President of FMR and FMRC and Vice President of a fund advised by FMR.

Jonathan Kelly
Vice President of FMR and FMRC (2003).

William Kennedy
Vice President of FMR, FMRC, and funds advised by FMR.

Francis V. Knox, Jr.
Vice President of FMR; Assistant Treasurer of funds advised by FMR.

Harry W. Lange
Vice President of FMR, FMRC, and funds advised by FMR.

Harley Lank Vice President of FMR and FMRC.

Maxime Lemieux
Vice President of FMR, FMRC, and a fund advised by FMR.

Harris Leviton
Vice President of FMR, FMRC, and funds advised by FMR.

Douglas Lober
Vice President of FMR and FMRC (2003).

Peter S. Lynch
Vice Chairman and Director of FMR and FMRC and member of the Advisory Board of funds advised by FMR (2003). Previously served as Trustee of funds advised by FMR (2003).

James MacDonald
Senior Vice President of FMR.

Robert B. MacDonald
Previously served as Vice President of FMR and FMRC (2004); Vice President of Strategic Advisers, Inc. (2004).

Richard R. Mace
Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

Charles A. Mangum
Vice President of FMR, FMRC, and funds advised by FMR.

Kevin McCarey
Vice President of FMR, FMRC, and funds advised by FMR.

Christine McConnell
Vice President of FMR, FMRC (2003), and funds advised by FMR.

John B. McDowell
Senior Vice President of FMR and FMRC and Vice President of certain Equity funds advised by FMR

Neal P. Miller
Vice President of FMR, FMRC, and a fund advised by FMR.

Peter J. Millington Vice President of FMR and FMRC (2004).

Jeffrey Mitchell
Vice President of FMR and FMRC (2003).

Eric M. Mollenhauer
Vice President of FMR and FMRC (2004).

Charles S. Morrison
Vice President of FMR and Bond funds advised by FMR; Senior Vice President of FIMM (2003); Previously served as Vice President of FIMM (2003).

David L. Murphy
Vice President of FMR and Money Market funds advised by FMR; Senior Vice President of FIMM (2003); Previously served as Vice President of FIMM (2003).

Mark Notkin
Vice President of FMR, FMRC, and funds advised by FMR.

Scott Offen
Vice President of FMR, FMRC (2003), and a fund advised by FMR.

Stephen Petersen
Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

John R. Porter
Vice President of FMR and FMRC (2004).

Keith Quinton
Vice President of FMR and FMRC.

Alan Radlo
Vice President of FMR and FMRC.

Larry Rakers
Vice President of FMR and FMRC.

William R. Ralls
Vice President of FMR (2004).

Christine Reynolds
Vice President of FMR (2003); President and Treasurer of funds advised by FMR
(2004), Anti-Money Laundering Officer (2004).

Kennedy Richardson
 Vice President of FMR and FMRC.

Clare S. Richer
Senior Vice President of FMR.

Eric D. Roiter
Vice President, General Counsel, and Secretary of FMR and FMRC; Secretary of funds advised by FMR; Assistant Secretary of FMR U.K., FMR Far East, and FIMM; Previously served as Vice President and Secretary of FDC.

Stephen Rosen
Vice President of FMR, FMRC (2004), and a fund advised by FMR.

Louis Salemy
Vice President of FMR, FMRC, and funds advised by FMR.

Lee H. Sandwen
Vice President of FMR and FMRC.

Peter Saperstone
Vice President of FMR, FMRC, and a fund advised by FMR.

Beso Sikharulidze
Vice President of FMR, FMRC, and a fund advised by FMR.

Carol A. Smith-Fachetti
Vice President of FMR and FMRC.

Steven J. Snider
Vice President of FMR, FMRC, and a fund advised by FMR.

Mark P. Snyderman
Vice President of FMR, FMRC (2004), and a fund advised by FMR.

Thomas T. Soviero
Vice President of FMR, FMRC, and a fund advised by FMR.

Robert E. Stansky
Senior Vice President of FMR and FMRC and Vice President of a fund advised by FMR.

Nicholas E. Steck
Vice President of FMR (2003); Compliance Officer of FMR U.K., FMR Far East, and FMR Corp.

Susan Sturdy
Assistant Secretary of FMR, FMRC, FMR U.K., FMR Far East, FIMM, Strategic Advisers, Inc., FDC, and FMR Corp.

Yolanda Taylor
Vice President of FMR and FMRC.

Victor Thay
Vice President of FMR, FMRC (2003), and a fund advised by FMR.

Joel C. Tillinghast
Senior Vice President of FMR, FMRC, and Vice President of a fund advised by FMR.

Robert Tuckett
Vice President of FMR.

Jennifer Uhrig
Vice President of FMR, FMRC, and funds advised by FMR.

George A. Vanderheiden
Senior Vice President of FMR and FMRC.

Robert B. Von Rekowsky
Vice President of FMR and FMRC (2004).

J. Gregory Wass
Assistant Treasurer of FMR, FMRC, FMR U.K., FMR Far East, FIMM, Strategic Advisers, Inc., FDC and FMR Corp. (2003); Vice President, Taxation, of FMR Corp.

Jason Weiner
Vice President of FMR, FMRC, and funds advised by FMR.

Ellen Wilson
Previously served as Vice President of FMR (2004); Executive Vice President, Human Resources, of FMR Corp. (2004).

Steven S. Wymer
Vice President of FMR, FMRC, and a fund advised by FMR.

JS Wynant
Vice President of FMR and FMRC; Treasurer of FMR, FMRC, FMR U.K., FMR Far East, and FIMM.

Derek L. Young
Vice President of FMR and FMRC (2004).

FMR CO.,  INC. (FMRC)

FMRC provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d
Chairman of the Board and Director of FMRC, FMR, FMR Far East, and FIMM ; Chief Executive Officer, Chairman of the Board and Director of FMR Corp.; Trustee of funds advised by FMR.

Abigail P. Johnson
President and Director of FMRC, FMR, and FIMM; Senior Vice President and Trustee of funds advised by FMR; Director of FMR Corp.

Thomas Allen
Vice President of FMRC, FMR, and a fund advised by FMR.

Paul Antico
Vice President of FMRC, FMR, and a fund advised by FMR.

Ramin Arani
Vice President of FMRC, FMR, and a fund advised by FMR.

John Avery
Vice President of FMRC, FMR, and a fund advised by FMR.

David Bagnani
Vice President of FMRC and FMR (2004).

Robert Bertelson
Vice President of FMRC, FMR, and a fund advised by FMR.

Stephen Binder
Vice President of FMRC, FMR, and a fund advised by FMR.

William Bower
Vice President of FMRC, FMR, and funds advised by FMR.

Philip L. Bullen
Senior Vice President of FMRC and FMR; Vice President of certain Equity Funds advised by FMR; President and Director of FMR Far East and FMR U.K.; Director of Strategic Advisers, Inc.

Steve Buller
Vice President of FMRC, FMR, and funds advised by FMR.

John H. Carlson
Senior Vice President of FMRC and FMR (2003); Vice President of funds advised by FMR; Previously served as Vice President of FMRC and FMR (2003).

James Catudal
Vice President of FMRC, FMR, and a fund advised by FMR.

Ren Y. Cheng
Vice President of FMRC, FMR and funds advised by FMR.

C. Robert Chow
Vice President of FMRC, FMR, and a fund advised by FMR.

Timothy Cohen
Vice President of FMRC, FMR (2003), and a fund advised by FMR.

Katherine Collins
Senior Vice President of FMRC and FMR (2003); Previously served as Vice President of FMRC and FMR (2003).

Michael Connolly Vice President of FMRC and FMR.

Matthew Conti
Vice President of FMRC, FMR (2003), and funds advised by FMR.

William Danoff
Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

Joseph Day
Vice President of FMRC and FMR (2003).

Scott E. DeSano
Senior Vice President of FMRC and FMR.

Penelope Dobkin
Vice President of FMRC, FMR, and a fund advised by FMR.

Julie Donovan
Vice President of FMRC and FMR (2003).

Walter C. Donovan
Senior Vice President of FMRC and FMR (2003); Previously served as Vice President of FMRC and FMR (2003).

Bettina Doulton
Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

Stephen DuFour
Vice President of FMRC, FMR, and funds advised by FMR.

William Eigen
Vice President of FMRC, FMR, Strategic Advisers, Inc. (2004), and funds advised by FMR.

Michael Elizondo
Vice President of FMRC and FMR (2004).

Bahaa Fam
Vice President of FMRC, FMR, and funds advised by FMR.

Robert Scott Feldman Vice President of FMRC and FMR (2003).

Richard B. Fentin
Senior Vice President of FMRC and FMR and Vice President of a fund advised by FMR.

Keith Ferguson
Previously served as Vice President of FMRC and FMR (2005).

Karen Firestone
Vice President of FMRC, FMR, and funds advised by FMR.

Jay Freedman
Assistant Secretary of FMRC, FMR and FDC; Secretary of FMR U.K., FMR Far East, FIMM, Strategic Advisers, Inc., and FMR Corp.

Christopher J. Goudie Vice President of FMRC and FMR (2004).

Bart A. Grenier
Senior Vice President of FMRC and FMR; Vice President of certain Equity and High Income funds advised by FMR; President and Director of Strategic Advisers, Inc.

Robert J. Haber
Senior Vice President of FMRC and FMR.

Richard C. Habermann
Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

John F. Haley
Vice President of FMRC and FMR (2003).

Karen Hammond
Assistant Treasurer of FMRC, FMR, FMR U.K., FMR Far East, and FIMM (2003); Vice President of FMR U.K., FMR Far East, FIMM, and Strategic Advisers, Inc. (2003); Treasurer of Strategic Advisers, Inc. and FMR Corp. (2003).

Brian J. Hanson
Vice President of FMRC and FMR (2004).

James Harmon
Vice President of FMRC, FMR, and funds advised by FMR.

Lionel Harris
Previously served as Vice President of FMRC and FMR (2003).

Ian Hart
Vice President of FMRC, FMR and funds advised by FMR.

Timothy Heffernan
Vice President of FMRC and FMR (2003).

Thomas Hense
Vice President of FMRC and FMR

Cesar Hernandez
Vice President of FMRC and FMR.

Bruce T. Herring
Vice President of FMRC and FMR.

Adam Hetnarski
Vice President of FMRC, FMR, and funds advised by FMR.

Frederick D. Hoff, Jr.
Vice President of FMRC, FMR, and a fund advised by FMR.

Brian Hogan
Vice President of FMRC and FMR.

Michael T. Jenkins
Vice President of FMRC and FMR (2004).

Rajiv Kaul
Vice President of FMRC and FMR (2003).

Steven Kaye
Senior Vice President of FMRC and FMR and Vice President of a fund advised by FMR.

Jonathan Kelly
Vice President of FMRC and FMR (2003).

William Kennedy
Vice President of FMRC, FMR, and funds advised by FMR.

Harry W. Lange
Vice President of FMRC, FMR, and funds advised by FMR.

Harley Lank Vice President of FMRC and FMR.

Maxime Lemieux Vice President of FMRC and FMR.

Harris Leviton
Vice President of FMRC, FMR, and funds advised by FMR.

Douglas Lober
Vice President of FMRC and FMR (2003).

Peter S. Lynch
Vice Chairman and Director of FMRC and FMR and member of the Advisory Board of funds advised by FMR (2003). Previously served as Trustee of funds advised by FMR (2003).

Robert B. MacDonald
Vice President of FMRC and FMR.

Richard R. Mace
Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

Charles A. Mangum
Vice President of FMRC, FMR, and funds advised by FMR.

Kevin McCarey
Vice President of FMRC, FMR, and funds advised by FMR.

Christine McConnell Vice President of FMRC and FMR (2003).

John B. McDowell
Senior Vice President of FMRC and FMR and Vice President of certain Equity funds advised by FMR.

Neal P. Miller
Vice President of FMRC, FMR, and a fund advised by FMR.

Jeffrey Mitchell
Vice President of FMRC and FMR (2003).

Eric M Mollenhauer
Vice President of FMRC and FMR (2004).

Mark Notkin
Vice President of FMRC, FMR, and funds advised by FMR.

Scott Offen
Vice President of FMRC and FMR (2003).

Shep Perkins
Vice President of FMRC (2004).

Stephen Petersen
Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

Keith Quinton
Vice President of FMRC and FMR.

Alan Radlo
Vice President of FMRC and FMR.

Larry Rakers
Vice President of FMRC and FMR.

Kennedy Richardson
Vice President of FMRC and FMR.

Eric D. Roiter
Vice President, General Counsel, and Secretary of FMRC and FMR; Secretary of funds advised by FMR; Assistant Secretary of FMR U.K., FMR Far East, and FIMM; Previously served as Vice President and Secretary of FDC (2005).

Stephen Rosen
Vice President of FMRC, FMR (2004), and a fund advised by FMR.

Louis Salemy
Vice President of FMRC, FMR, and funds advised by FMR.

Lee H. Sandwen
Vice President of FMRC and FMR.

Peter Saperstone Vice President of FMRC and FMR.

Beso Sikharulidze
Vice President of FMRC, FMR, and a fund advised by FMR.

Carol A. Smith-Fachetti
Vice President of FMRC and FMR.

Steven J. Snider
Vice President of FMRC, FMR, and a fund advised by FMR.

Thomas T. Soviero
Vice President of FMRC, FMR, and a fund advised by FMR.

Robert E. Stansky
Senior Vice President of FMRC and FMR and Vice President of a fund advised by FMR.

Susan Sturdy
Assistant Clerk of FMRC, FMR, FMR U.K., FMR Far East, Strategic Advisers, Inc. and FDC; Assistant Secretary of FIMM and FMR Corp.

Yolanda Taylor
Vice President of FMRC and FMR.

Victor Thay
Vice President of FMRC and FMR (2003).

Yoko Tilley
Vice President of FMRC and FMR.

Joel C. Tillinghast
Senior Vice President of FMRC, FMR, and Vice President of a fund advised by FMR.

Jennifer Uhrig
Vice President of FMRC, FMR, and funds advised by FMR.

George A. Vanderheiden Senior Vice President of FMRC and FMR.

J. Gregory Wass
Assistant Treasurer of FMRC, FMR, FMR U.K., FMR Far East, FIMM, Strategic Advisers, Inc., FDC and FMR Corp. (2003); Vice President, Taxation, of FMR Corp.

Jason Weiner
Vice President of FMRC, FMR, and a fund advised by FMR.

Steven S. Wymer
Vice President of FMRC, FMR, and a fund advised by FMR.

JS Wynant
Vice President of FMRC and FMR; Treasurer of FMRC, FMR, FMR U.K., FMR Far East, and FIMM.

FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)

FMR U.K. provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Simon Fraser

Director, Chairman of the Board, Chief Executive Officer of FMR U.K.; Director and President of Fidelity International Investment Advisors (FIIA); and Director and Chief Executive Officer of Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L); Previously served as Senior Vice President of FMR U.K.
(2003).

Philip Bullen
President and Director of FMR U.K. and FMR Far East; Senior Vice President of FMR and FMRC; Vice President of certain Equity funds advised by FMR; Director of Strategic Advisers, Inc.

Andrew Flaster
Compliance Officer of FMR U.K.

Jay Freedman
Clerk of FMR U.K., FMR Far East, and Strategic Advisers, Inc.; Assistant Clerk of FMR, FMRC and FDC; Secretary of FMR Corp. and FIMM.

Karen Hammond
Assistant Treasurer of FMR U.K., FMR, FMRC, FMR Far East, and FIMM (2003); Vice President of FMR U.K., FMR Far East, FIMM, and Strategic Advisers, Inc. (2003); Treasurer of Strategic Advisers, Inc. and FMR Corp. (2003).

Eric D. Roiter
Assistant Secretary of FMR U.K. , FMR Far East and FIMM; Vice President, General Counsel, and Secretary of FMR and FMRC; Secretary of funds advised by FMR; Previously served as Vice President and Secretary of FDC (2005).

Nicholas E. Steck
Compliance Officer of FMR U.K., FMR Far East, and FMR Corp.; Vice President of FMR (2003).

Susan Sturdy
Assistant Clerk of FMR U.K., FMR, FMRC, FMR Far East, Strategic Advisers, Inc. and FDC; Assistant Secretary of FIMM and FMR Corp.

J. Gregory Wass
Assistant Treasurer of FMR U.K., FMR, FMRC, FMR Far East, FIMM, Strategic Advisers, Inc., FDC, and FMR Corp. (2003); Vice President, Taxation, of FMR Corp.

JS Wynant
Treasurer of FMR U.K., FMR, FMRC, FMR Far East, and FIMM; Vice President of FMR and FMRC.


FIDELITY MANAGEMENT & RESEARCH (Far East) INC. (FMR Far East)

FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3rd

Chairman of the Board and Director of FMR Far East, FMR, FMRC, and FIMM; Chief Executive Officer, Chairman of the Board and Director of FMR Corp.; Trustee of funds advised by FMR.

Philip Bullen
President and Director of FMR Far East and FMR U.K.; Senior Vice President of FMR and FMRC; Vice President of certain Equity funds advised by FMR; Director of Strategic Advisers, Inc.

Jay Freedman
Clerk of FMR Far East, FMR U.K., and Strategic Advisers, Inc.; Assistant Clerk of FMR, FMRC, and FDC; Secretary of FMR Corp. and FIMM.

Karen Hammond
Assistant Treasurer of FMR Far East, FMR, FMRC, FMR U.K., and FIMM (2003); Vice President of FMR Far East, FMR U.K., FIMM, and Strategic Advisers, Inc. (2003); Treasurer of Strategic Advisers, Inc. and FMR Corp. (2003).

Eric D. Roiter
Assistant Clerk of FMR Far East and FMR U.K.; Vice President, General Counsel, and Clerk of FMR and FMRC; Secretary of funds advised by FMR; Vice President and Clerk of FDC; Assistant Secretary of FIMM.

Nicholas E. Steck
Compliance Officer of FMR Far East, FMR U.K. and FMR Corp.; Vice President of FMR (2003).

Susan Sturdy
Assistant Clerk of FMR Far East, FMR, FMRC, FMR U.K., Strategic Advisers, Inc. and FDC; Assistant Secretary of FIMM and FMR Corp.

J. Gregory Wass
Assistant Treasurer of FMR Far East, FMR, FMRC, FMR U.K., FIMM, Strategic Advisers, Inc., FDC, and FMR Corp. (2003); Vice President,
Taxation, of FMR Corp.

Billy W. Wilder
Vice President of FMR Far East; President and Representative Director of Fidelity Investments Japan Limited (FIJ).

JS Wynant
Treasurer of FMR Far East, FMR, FMRC, FMR U.K., and FIMM; Vice President of FMR and FMRC.

FIDELITY INTERNATIONAL INVESTMENT ADVISORS (FIIA)

The directors and officers of FIIA have held, during the past two fiscal years, the following positions of a substantial nature.

Simon Fraser
Director and President of FIIA; Director, Chairman of the Board, Chief Executive Officer of FMR U.K.; and Director and Chief Executive Officer of FIIA(U.K.)L; Previously served as Senior Vice President of FMR U.K. (2003).

Brett Goodin
Director of FIIA.

Michael Gordon
Director of FIIA (2002).

Simon M. Haslam
Director of FIIA and FIJ.

Matthew Heath
Secretary of FIIA.

David Holland
Director and Vice President of FIIA.

Samantha Miller
HK Compliance Officer of FIIA (2005).

Frank Mutch
Director of FIIA.

David J. Saul
Director of FIIA.

Peter Phillips
Director of FIIA.

Rosalie Powell
Assistant Secretary of FIIA.

Graham Seed Secretary of FIIA (2004).

Andrew Steward
Chief Financial Officer of FIIA and Director of FIIA(U.K.)L.

FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED (FIIA(U.K.)L)

The directors and officers of FIIA(U.K.)L have held, during the past two fiscal years, the following positions of a substantial nature.

Gareth Adams
Previously served as Director of FIIA(U.K.)L (2003).

Simon Fraser
Director and Chief Executive Officer of FIIA(U.K.)L; Director and President of FIIA; Director, Chairman of the Board, Chief Executive Officer of FMR U.K.; Previously served as Senior Vice President of FMR U.K. (2003).

Ian Jone
Chief Compliance Officer of FIIA(U.K.)L (2004).

Andrew Steward
Director of FIIA(U.K.)L and Chief Financial Officer of FIIA.

Ann Stock
Director of FIIA(U.K.)L (2003).

Richard Wane Director of FIIA(U.K.)L (2003).


FIDELITY INVESTMENTS JAPAN LIMITED (FIJ)

The directors and officers of FIJ have held, during the past two fiscal years, the following positions of a substantial nature.

Simon M. Haslam
Director of FIJ and FIIA.

Yoshito Hirata
President and Representative Director of FIJ (2004); Previously served as Head of Compliance and Legal of FIJ (2004).

Yasuo Kuramoto
Director and Vice Chairman of FIJ.

Jonathan O'Brien
Previously served as Representative Director of FIJ (2004).

Takeshi Okazaki
Director and Head of Institutional Sales of FIJ.

Billy W. Wilder
Previously served as President and Representative Director of FIJ and Vice President of FMR Far East (2004).

Hiroshi Yamashita
Director and Counselor of FIJ.

ITEM 27. PRINCIPAL UNDERWRITERS:

(a) Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:


         SEI Daily Income Trust                               July 15, 1982
         SEI Liquid Asset Trust                               November 29, 1982
         SEI Tax Exempt Trust                                 December 3, 1982
         SEI Index Funds                                      July 10, 1985
         SEI Institutional Managed Trust                      January 22, 1987
         SEI Institutional International Trust                August 30, 1988
         The Advisors' Inner Circle Fund                      November 14, 1991
         The Advisors' Inner Circle Fund II                   January 28, 1993
         Bishop Street Funds                                  January 27, 1995
         SEI Asset Allocation Trust                           April 1, 1996
         SEI Institutional Investments Trust                  June 14, 1996
         HighMark Funds                                       February 15, 1997
         Oak Associates Funds                                 February 27, 1998
         The Nevis Fund, Inc.                                 June 29, 1998
         CNI Charter Funds                                    April 1, 1999
         Amerindo Funds Inc.                                  July 13, 1999
         iShares Inc.                                         January 28, 2000
         iShares Trust                                        April 25, 2000
         JohnsonFamily Funds, Inc.                            November 1, 2000
         The MDL Funds                                        January 24, 2001
         Causeway Capital Management Trust                    September 20, 2001
         TT International U.S.A. Master Trust                 October 6, 2003
         TT International U.S.A. Feeder Trust                 October 6, 2003
         AHA Investment Funds, Inc.                           April 11, 2005

(b) The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

                                    Position and Office                         Positions and Offices
Name                                with Underwriter                            with Registrant
----                                ----------------                            ----------------------
William M. Doran                    Director                                            --
Carl A. Guarino                     Director                                            --
Edward D. Loughlin                  Director                                            --
Wayne M. Withrow                    Director                                            --
Kevin Barr                          President & Chief Executive Officer                 --
Maxine Chou                         Chief Financial Officer & Treasurer                 --
Mark Greco                          Chief Operations Officer                            --
John Munch                          General Counsel & Secretary                         --
Karen LaTourette                    Chief Compliance Officer,                           --
                                    Anti-Money Laundering Officer &
                                    Assistant Secretary

Mark J. Held                        Senior Vice President                               --
Lori L. White                       Vice President & Assistant Secretary                --
Robert Silvestri                    Vice President                                      --
John Coary                          Vice President                                      --
Michael Farrell                     Vice President                                      --
Joanne Nelson                       Vice President                                      --
Maria Rinehart                      Vice President                                      --
Al DelPizzo                         Vice President                                      --

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules promulgated thereunder, are maintained as follows:

              (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b);
              (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of the Funds' Custodian:

                           Brown Brothers Harriman & Co.
                           40 Water Street
                           Boston, Massachusetts 02109

              (b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C)
              and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the
              required books and records are maintained at the offices of Registrant's Administrator:

                           SEI Investments Global Funds Services
                           One Freedom Valley Drive
                           Oaks, PA  19456

              (d) With respect to Rules 31a-(b)(5); (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the offices of Registrant's Adviser and Sub-Adviser:

                           Fidelity Management & Research Company (FMR)
                           One Federal Street
                           Boston, MA 02109

                           FMR Co., Inc. (FMRC)
                           One Federal Street
                           Boston, MA 02109

                           Fidelity Management & Research (U.K.) Inc. (FMR U.K.) One Federal Street
                           Boston, MA 02109

                           Fidelity Management & Research (Far East) Inc. (FMR Far East)
                           One Federal Street
                           Boston, MA 02109

                           Fidelity International Investment Advisors (FIIA) Pembroke Hall,
                           42 Crow Lane,
                           Pembroke HM19, Bermuda

                           Fidelity International Advisors (U.K.) Limited (FIIA(U.K.)L)
                           25 Cannon Street
                           London, England
                           EC4M 5TA

                           Fidelity Investments Japan Limited (FIJ)
                           Shiroyama JT Trust Tower
                           3-1, Toranomon 4-chome, Minato-ku,

ITEM 29. MANAGEMENT SERVICES:

                  None.

ITEM 30. UNDERTAKINGS:

                  None

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 29th day of April 2005.

                                             THE JAPAN FUND, INC.


                                             By:  /S/ WILLIAM L. GIVENS
                                                  -----------------------
                                             William Givens
                                             Chairman of the Board and Director

Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/S/ WILLIAM L. GIVENS               Chairman of the            April 29, 2005
---------------------               Board of Directors
William L. Givens

/S/ LYNN S. BIRDSONG*               Director                   April 29, 2005
---------------------
Lynn S. Birdsong

/S/ SHINJI FUKUKAWA*                Director                   April 29, 2005
---------------------
Shinji Fukukawa

/S/ TAKESHI ISAYAMA*                Director                   April 29, 2005
---------------------
Takeshi Isayama

/S/ YASUO KANZAKI*                  Director                   April 29, 2005
---------------------
Yasuo Kanzaki

/S/ YOSHIHIKO MIYAUCHI*             Director                   April 29, 2005
---------------------
Yoshihiko Miyauchi

/S/ WILLIAM V. RAPP*                Director                   April 29, 2005
--------------------
William V. Rapp

/S/ TAKEO SHIINA*                   Director                   April 29, 2005
---------------------
Takeo Shiina


*By attorney-in-fact, Mr. Givens, pursuant to powers of attorney contained herein.

                                  EXHIBIT INDEX

NUMBER   EXHIBIT

EX-99.B10   Registrant's Amended and Restated By-Laws dated January 27, 2005.

EX-99.E2 Distribution Agreement dated July 29, 2004 between the Registrant and SEI Investments Distribution Co.

EX-99.J1    Consent of Independent Registered Public Accounting Firm.

EX-99.P4 SEI Investments Company Code of Ethics and Insider Trading Policy dated January 2005.

EX-99.P5 Fidelity Investments Code of Ethics for Personal Investing as effective January 1, 2005.

EX-99.P6 Fidelity International Limited Code of Ethics as effective January 1, 2005.